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===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            New England Zenith Fund
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            New England Zenith Fund
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                            NEW ENGLAND ZENITH FUND
                     BACK BAY ADVISORS MONEY MARKET SERIES
                     BACK BAY ADVISORS BOND INCOME SERIES
             SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
                    SALOMON BROTHERS U.S. GOVERNMENT SERIES
                       BACK BAY ADVISORS MANAGED SERIES
                                BALANCED SERIES
                          ALGER EQUITY GROWTH SERIES
                             CAPITAL GROWTH SERIES
                          DAVIS VENTURE VALUE SERIES
                      HARRIS OAKMARK MID CAP VALUE SERIES
                        LOOMIS SAYLES SMALL CAP SERIES
                             MFS INVESTORS SERIES
                         MFS RESEARCH MANAGERS SERIES
                       WESTPEAK GROWTH AND INCOME SERIES
                          WESTPEAK STOCK INDEX SERIES
               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               October 30, 2000

To the Shareholders:

  Notice is hereby given that a Special Meeting of Shareholders of New England Zenith Fund (the "Trust") will be held at the offices of New England Life Insurance Company ("New England Financial"), 501 Boylston Street, Boston, Massachusetts 02116, on October 30, 2000 at 2:00 p.m. (Boston time) for the following purposes:

    1. To be voted on by the shareholders of the Capital Growth Series:

      To approve a new investment advisory agreement between Capital Growth Management Limited Partnership and the Trust, with respect to Capital Growth Series.

    2. To be voted on separately by the shareholders of the respective Series of the Trust to which the sub-proposals relate:

    To approve a new subadvisory agreement between New England Investment Management, Inc. ("NEIM") and

      a. Back Bay Advisors, L.P. ("Back Bay") with respect to the Back Bay Advisors Money Market Series,

      b. Back Bay with respect to the Back Bay Advisors Bond Income
    Series,

      c. Back Bay with respect to the Back Bay Advisors Managed Series,

      d. Loomis, Sayles & Company, L.P. with respect to the Loomis Sayles Small Cap Series,

      e. Harris Associates L.P. with respect to the Harris Oakmark Mid Cap Value Series,

      f. Westpeak Investment Advisors, L.P. ("Westpeak Advisors") with respect to the Westpeak Growth and Income Series,

      g. Westpeak Advisors with respect to the Westpeak Stock Index
    Series, and

      h. Davis Selected Advisers, L.P. and Davis Selected Advisers--NY, Inc. with respect to the Davis Venture Value Series.

    3. To be voted on by all shareholders of the Trust taken together:

      To elect a Board of Trustees of the Trust.

    4. To be voted on separately by the shareholders of each Series of the
  Trust:

      To amend and restate the Agreement and Declaration of Trust of the Trust.

    5. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                       By order of the President,

                                       Thomas M. Lenz, Secretary

October 2, 2000

                            YOUR VOTE IS IMPORTANT

 PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY IN THE ENCLOSED POSTAGE- PAID ENVELOPE WHETHER OR NOT YOU PLAN TO BE PRESENT
    AT THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                            NEW ENGLAND ZENITH FUND

                     BACK BAY ADVISORS MONEY MARKET SERIES
                     BACK BAY ADVISORS BOND INCOME SERIES
             SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
                    SALOMON BROTHERS U.S. GOVERNMENT SERIES
                       BACK BAY ADVISORS MANAGED SERIES
                                BALANCED SERIES
                          ALGER EQUITY GROWTH SERIES
                             CAPITAL GROWTH SERIES
                          DAVIS VENTURE VALUE SERIES
                      HARRIS OAKMARK MID CAP VALUE SERIES
                        LOOMIS SAYLES SMALL CAP SERIES
                             MFS INVESTORS SERIES
                         MFS RESEARCH MANAGERS SERIES
                       WESTPEAK GROWTH AND INCOME SERIES
                          WESTPEAK STOCK INDEX SERIES
               MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES

                                PROXY STATEMENT

  This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of New England Zenith Fund (the "Trust") for use at the Special Meeting of Shareholders of the Trust (the "Shareholders") to be held at the offices of New England Life Insurance Company ("New England Financial"), 501 Boylston Street, Boston, Massachusetts on October 30, 2000 at 2:00 p.m. (Boston time) and at any adjournment or adjournments thereof (the "Meeting"). This statement and its enclosures are being mailed beginning on or about October 2, 2000. Shareholders of record of each series of the Trust (each, a "Series") at the close of business on August 31, 2000 (the "Record Date") are entitled to vote on the proposals that relate to that Series, as set forth below. A copy of the Annual Report of the Trust for the fiscal year ended December 31, 1999 may be obtained without charge by calling (800) 356-5015. A copy of the Semi-annual Report of the Trust dated June 30, 2000 may be obtained without charge by calling (800) 777-5897.

  This Proxy Statement consists of six parts.

  PART I summarizes the proposals.

  PART II contains information relating to Proposal 1, the proposal to approve a new advisory agreement (the "New Capital Growth Agreement") between Capital Growth Management Limited Partnership ("CGM") and the Trust with respect to the Capital Growth Series ("Capital Growth Series") and Proposals 2a through 2g,

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the proposals to approve new subadvisory agreements (together with the New
Capital Growth Agreement, the "New Nvest Agreements") between New England Investment Management, Inc. ("NEIM") and: (i) Back Bay Advisors, L.P. ("Back Bay") with respect to each of the Back Bay Advisors Money Market Series ("Money Market Series"), the Back Bay Advisors Bond Income Series ("Bond Income Series") and the Back Bay Advisors Managed Series ("Managed Series");
(ii) Loomis, Sayles & Company, L.P. ("Loomis") with respect to the Loomis Sayles Small Cap Series ("Small Cap Series"); (iii) Harris Associates L.P. ("Harris") with respect to the Harris Oakmark Mid Cap Value Series ("Mid Cap Series"); and (iv) Westpeak Investment Advisors, L.P. ("Westpeak", and collectively with Capital Growth, Back Bay, Loomis, and Harris, the "Nvest Advisers") with respect to each of the Westpeak Growth and Income Series ("Growth and Income Series") and the Westpeak Stock Index Series ("Stock Index Series", and collectively with Capital Growth Series, Money Market Series, Bond Income Series, Managed Series, Small Cap Series, Mid Cap Series and Growth and Income Series, the "Nvest Series"). Only the shareholders of a particular Nvest Series will vote with respect to the proposal relating to the New Nvest Agreement for that Series.

  PART III contains information relating to Proposal 2h, the proposal to approve a new subadvisory agreement (the "New Davis Agreement") among NEIM, Davis Selected Advisers, L.P. ("Davis") and Davis Selected Advisers--NY, Inc. ("Davis--NY") with respect to the Davis Venture Value Series ("Venture Value Series").

  PART IV contains information relating to Proposal 3, the election of Trustees of the Trust. The shareholders of all Series will vote together on this Proposal.

  PART V contains information relating to Proposal 4, the proposal to amend and restate the Agreement and Declaration of Trust of the Trust. The shareholders of each Series will vote by Series on this Proposal.

  PART VI contains information about the Series, NEIM and other matters.

I. THE PROPOSALS

  The following table indicates which proposals relate to which Series:

      PROPOSAL:            SERIES:
      ---------            -------
      1................... Capital Growth Series
      2a.................. Money Market Series
      2b.................. Bond Income Series
      2c.................. Managed Series
      2d.................. Small Cap Series
      2e.................. Mid Cap Series
      2f.................. Growth and Income Series
      2g.................. Stock Index Series
      2h.................. Venture Value Series
      3 and 4............. All Series

II. THE NEW NVEST AGREEMENTS (PROPOSALS 1, 2A-2G)

  The reason the Trustees are proposing a New Nvest Agreement for each Nvest Series is that the current advisory agreement for Capital Growth Series and each subadvisory agreement for the Nvest Series other than Capital Growth Series (each a "Current Nvest Agreement") will terminate when the Nvest Advisers' parent company, Nvest Companies, L.P. ("Nvest"), is acquired by a new parent company, CDC Asset Management ("CDC AM"). (A federal law, the Investment Company Act of 1940 (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds, including advisory and subadvisory agreements such as the Current Nvest Agreements, automatically terminate when the investment adviser (including the Nvest Advisers who are subadvisers) or its parent company undergo a significant change of ownership.) The Trustees have carefully considered the matter, and have concluded that the relevant New Nvest Agreement for each Nvest Series is appropriate and in the best interest of that Nvest Series and its shareholders, so that the current Nvest Advisers can continue to manage the Nvest Series on the same terms as are now in effect, following the acquisition of Nvest by CDC AM.

  The acquisition of Nvest by CDC AM will occur only if various conditions are satisfied (or waived by the parties, if permitted by law). These conditions include, among others, certain government approvals of the acquisition and approval of the acquisition by vote of the unit holders of Nvest and Nvest, L.P. ("Nvest, L.P."), Nvest's advising general partner. Nvest currently expects that the acquisition will occur during the fourth calendar quarter of 2000, but the acquisition could be delayed. If the acquisition does not occur, the New Nvest Agreements would not be needed because the automatic termination of the Current Nvest Agreements would not occur.

  NO CHANGE IS BEING PROPOSED IN THE ADVISORY FEE RATE PAID BY CAPITAL GROWTH SERIES TO CGM, OR IN ANY SUBADVISORY FEE RATE PAID BY NEIM TO ANY NVEST ADVISER WITH RESPECT TO ANY NVEST SERIES.

 Description of the New Nvest Agreements

  The New Nvest Agreement for each Nvest Series is identical to the Current Nvest Agreement for that Series, except that each New Nvest Agreement (i) will be dated the date that CDC AM acquires Nvest, (ii) the initial term of the agreement will be for a period ending August 30, 2001, and (iii) other than the agreement for Mid Cap Series, will be updated to reflect NEIM's change of name (from TNE Advisers, Inc.). Appendix A to this Proxy Statement sets forth information about each Current Nvest Agreement, including the dates of the Current Nvest Agreements and the advisory or subadvisory fee rates under the New Nvest Agreements--which are the same as the advisory and subadvisory fee rates

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under the Current Nvest Agreements. Appendix B1 to this Proxy Statement contains the form of the New Capital Growth Agreement, which matches the Current Nvest Agreement for Capital Growth Series, except for the date, the conforming changes to reflect NEIM's name change and the new initial term ending August 30, 2001. Appendix B2 to this Proxy Statement contains the form of the New Nvest Agreement for Mid Cap Series, which matches the Current Nvest Agreement for Mid Cap Series, except for the date and the new initial term ending August 30, 2001. Appendix B3 contains the form of New Nvest Agreement for each Nvest Series other than Mid Cap Series and Capital Growth Series, which matches the Current Nvest Agreement for each such Nvest Series, except for the dates, the conforming changes to reflect NEIM's name change and the new initial terms ending August 30, 2001. The next several paragraphs briefly summarize some important provisions of the New Nvest Agreements, but for a complete understanding of these agreements you should read Appendixes A, B1, B2 and B3.

  Each New Nvest Agreement (other than the New Capital Growth Agreement) essentially provides that the relevant Nvest Adviser, under the Trustees' and NEIM's supervision, will (1) decide what securities to buy and sell for the Nvest Series's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Nvest Series and (3) provide officers, office space and certain administrative services to the Nvest Series. Under the New Capital Growth Agreement, CGM has overall advisory and administrative responsibility for Capital Growth Series.

  Each New Nvest Agreement provides that it will continue in effect until August 30, 2001 (beginning on the date CDC AM acquires Nvest). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Nvest Series, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or any investment adviser to the relevant Series (that is, CGM for Capital Growth Series and NEIM and the relevant Nvest Adviser to each other Nvest Series). These Trustees who are not "interested persons" are referred to below as the "Independent Trustees".

  Each New Nvest Agreement may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Nvest Series, on sixty days' written notice to the Nvest Adviser,
(ii) for the Nvest Series other than Capital Growth Series, by NEIM (if approved by the Trustees), on sixty days written notice to the Nvest Adviser, or (iii) by the Nvest Adviser (other than CGM), upon sixty days' written notice to the Trust (and upon ninety days notice by CGM), and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser, including the Nvest Advisers, or their parent company occur (such as the acquisition of Nvest by CDC AM).

  In addition, each New Nvest Agreement (other than the New Capital Growth Agreement) will automatically terminate if Back Bay, Harris, Loomis or Westpeak requires the relevant Nvest Series to change its name so as to eliminate all references to "Back Bay Advisors, L.P.;" "Harris" or "Oakmark;" "Loomis Sayles;" or "Westpeak Investment Advisors, L.P.," respectively, unless the continuance of such New Nvest Agreement after such change is approved by vote of a majority of the outstanding voting securities of the Nvest Series and by vote of a majority of the Trustees, including a majority of the Independent Trustees. The New Capital Growth Agreement will automatically terminate if New England Securities Corporation, the Trust's principal underwriter, requires the Trust to eliminate all references to the words "New England," unless the continuance of the New Capital Growth Agreement after such change is approved by vote of a majority of the outstanding voting securities of Capital Growth Series and by vote of a majority of the Trustees, including a majority of the Independent Trustees.

  Each New Nvest Agreement provides that the Nvest Adviser will not be liable to the relevant Nvest Series or its shareholders, except for liability arising from the Nvest Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. In addition, each New Nvest Agreement other than the New Capital Growth Agreement provides that each of NEIM and the relevant Nvest Adviser shall indemnify the other party and its affiliates and controlling persons for liability incurred by such persons arising out of the indemnifying party's responsibilities to the Trust based on the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the indemnifying party or its employees, affiliates or persons acting on its behalf. In addition, the New Nvest Agreement for Mid Cap Series provides that Harris may be liable to NEIM for violations of law, whether or not involving willful misfeasance, bad faith, reckless disregard or gross negligence, and Harris is required to indemnify NEIM with respect to material inaccuracies or omissions in the Trust's prospectus disclosure relating to Mid Cap Series's investment objective and policies.

 Basis for the Trustees' Recommendation

  The Trustees determined at a meeting held on August 3, 2000 to recommend that each Nvest Series's shareholders vote to approve the New Nvest Agreement for their Nvest Series.

  In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue each Nvest Series's advisory or subadvisory agreement as in effect from year to year. The Trustees considered information about, among other things:

  . each Nvest Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Nvest Series), resources and investment process;

  . the terms of the relevant advisory agreements (in this case, each New Nvest Agreement);

  . the scope and quality of the services that each Nvest Adviser has been providing to the relevant Nvest Series;

  . the investment performance of each Nvest Series and of similar funds advised or subadvised by other advisers;

  . the advisory fee rates payable to each Nvest Adviser by NEIM (or to CGM by Capital Growth Series) and by similar funds managed or subadvised by each Nvest Adviser, and payable by similar funds managed by other advisers (Appendix C1 to this Proxy Statement contains information comparing each Nvest Series's advisory or subadvisory fee schedule to the fee schedule for other funds managed or subadvised by each Nvest Adviser that have investment objectives similar to those of the relevant Nvest Series);

  . the total expense ratios of each Nvest Series and of similar funds managed by other advisers;

  . each Nvest Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Nvest Series, and the brokers' and dealers' provision of brokerage and research services to each Nvest Adviser (see "Certain Brokerage Matters" below and Appendix D for more information about these matters); and

  . compensation payable by each Nvest Series to affiliates of the relevant Nvest Advisers for other services (see Appendix E to this Proxy Statement for more information about this compensation).

  In addition to reviewing these kinds of information, which the Trustees regularly consider on an annual or more frequent basis, the Trustees gave particular consideration to matters relating to the possible effects on the Nvest Adviser and the Nvest Series of the acquisition of Nvest by CDC AM. Among other things, the Trustees considered:

  . the stated intention of Nvest and CDC AM that the Nvest Advisers will continue to have a high degree of managerial autonomy from their parent organizations and from other subsidiaries of Nvest;

  . the stated intention of Nvest, CDC AM and the Nvest Advisers that the acquisition not change the investment approach or process used by the Nvest Advisers in managing the Nvest Series;

  . representations of senior executives of each Nvest Adviser and the portfolio managers of the Nvest Series that they have no intention of terminating their employment with the Nvest Adviser as a result of CDC AM's acquisition of Nvest, and representations of the Nvest Advisers, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the acquisition;

  . certain actions taken by CDC AM, Nvest and each Nvest Adviser to help retain and incent key personnel of Nvest and the Nvest Advisers; and

  . the general reputation and the financial resources of CDC AM and its parent organizations.

  In addition, the Trustees considered that the agreement relating to the acquisition of Nvest by CDC AM provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act.
Section 15(f) provides that a mutual fund investment adviser (including subadvisers and advisers such as the Nvest Advisers) or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as CDC AM's acquisition of the Nvest Advisers' parent, Nvest) if two conditions are satisfied.

  First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. If the acquisition of Nvest by CDC AM is completed before January 1, 2001, the 75% test of Section 15(f) will be satisfied upon the resignations of Anne M. Goggin and Mary Ann Brown, two Trustees who are interested persons of the Trust, simultaneously with the acquisition. On January 1, 2001, Edward A. Benjamin will become an Independent Trustee, as discussed in Part IV below, and Mses. Goggin and Brown will then be able to rejoin the Trustees (either pursuant to the shareholder vote as described in Proposal 3 or upon resolution of the then-current Trustees) without violating the 75% test in Section 15(f) of the Investment Company Act. Alternatively, if CDC AM's acquisition of Nvest occurs on or after January 1, 2001, the composition of the Trustees at the time of the acquisition will satisfy the 75% test, and therefore no resignation will be necessary. A more complete description of the potential upcoming resignations of Mses. Goggin and Brown, and the nominations and proposed election of all the Trustees, is set forth in Part IV of this Proxy Statement.

  Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction.

"Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

  After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Nvest Series and to recommend that each Nvest Series's shareholders vote to approve the New Nvest Agreement for their respective Nvest Series.

 Information about the Ownership of each Nvest Adviser, Nvest and the CDC AM/Nvest Transaction

  CGM. CGM is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation owned in equal shares by Robert L. Kemp and G. Kenneth Heebner. Mr. Kemp and Mr. Heebner are the principal executive officers of CGM, and their principal occupations are their positions with CGM. The address of CGM, Kenbob, Inc. and Messrs. Kemp and Heebner is One International Place, Boston Massachusetts 02110. Nvest owns a 50% limited partnership interest in CGM. As of June 30, 2000, CGM had assets under management of approximately $7.2 billion.

  Back Bay. Back Bay is a limited partnership that has one general partner, Back Bay Advisors, Inc. (the "Back Bay General Partner"). J. Michael Gaffney is the principal executive officer of Back Bay. Mr. Gaffney's principal occupation is his position with Back Bay. The address of Back Bay, the Back Bay General Partner and Mr. Gaffney is 399 Boylston Street, Boston, Massachusetts 02116. The Back Bay General Partner is a wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a wholly-owned subsidiary of Nvest. As of June 30, 2000, Back Bay had assets under management of approximately $5 billion.

  Harris. Harris is a limited partnership that has one general partner, Harris Associates Inc. (the "Harris General Partner"). Robert M. Levy is the principal executive officer of the Harris General Partner. Mr. Levy's principal occupation is his position with Harris. The address of Harris, the Harris General Partner and Mr. Levy is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602-3790. The Harris General Partner is a wholly-owned subsidiary of Nvest Holdings. As of June 30, 2000, Harris had assets under management of approximately $10.8 billion.

  Loomis. Loomis is a limited partnership that has one general partner, Loomis, Sayles & Company, Incorporated (the "Loomis General Partner"). Robert
J. Blanding is the principal executive officer of Loomis. Mr. Blanding's principal occupation is his position with Loomis. The address of Loomis, the Loomis General Partner and Mr. Blanding is One International Place, Boston, Massachusetts 02110. The Loomis General Partner is a wholly-owned subsidiary of Nvest Holdings. As of June 30, 2000, Loomis had assets under management of approximately $67.4 billion.

  Westpeak. Westpeak is a limited partnership that has one general partner, Westpeak Investment Advisors, Inc. (the "Westpeak General Partner"). Gerald H. Scriver is the principal executive officer of Westpeak. Mr. Scriver's principal occupation is his position with Westpeak. The address of Westpeak, the Westpeak General Partner and Mr. Scriver is 1011 Walnut Street, Suite 400, Boulder, Colorado 80302. The Westpeak General Partner is a wholly-owned subsidiary of Nvest Holdings. As of June 30, 2000, Westpeak had assets under management of approximately $9.3 billion.

  Nvest. Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 14% of Nvest. (These percentages do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including the Nvest Advisers, to acquire limited partnership units of Nvest, L.P.) If the proposed acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Holdings, Nvest Corporation and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

  The Transaction. On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Nvest Advisers and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

  The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Nvest Advisers and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by an Nvest Series's shareholders of a New Nvest Agreement for their Series, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. The transaction will result in the automatic termination of the Current Nvest Agreements. If for some reason the transaction does not occur, the automatic termination of the Current Nvest Agreements will not occur, and the New Nvest Agreements will not be entered into, even if they have been approved by the shareholders of the Nvest Series.

  As a result of the acquisition, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des Depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56, rue de Lille, 75007 Paris, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

  Various personnel of Nvest and of its affiliates, including the Nvest Advisers, have previously been granted options to purchase limited partnership units of

Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before CDC AM's acquisition of Nvest and Nvest, L.P., even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction, but not below $34 per unit, as explained above).

 Certain Brokerage Matters

  In their consideration of the New Nvest Agreements, the Trustees took account of the Nvest Advisers' practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Nvest Series, and the brokers' and dealers' provision of brokerage and research services to the Nvest Advisers. The Nvest Advisers have informed the Trustees that they does not expect to change these practices as a result of CDC AM's acquisition of Nvest. A summary of these practices for each Nvest Adviser is set forth in Appendix D and, where relevant, Appendix E contains additional information relating to affiliated brokers and dealers.

  Shareholders of each Nvest Series may vote only with regard to the New Nvest Agreement for their own Series (but all shareholders of each Series may vote on Proposals 3 and 4).

  The Trustees recommend that the shareholders of each Nvest Series vote to approve the New Nvest Agreement for their Series.

  Required Vote. For each Nvest Series, the vote required to approve the New Nvest Agreement for that Series is the lesser of (1) 67% of the shares of that Series that are present at the Meeting, if the holders of more than 50% of the shares of the Series outstanding as of the record date are present in person or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Series outstanding on the record date. If the required vote is not obtained for any Nvest Series, the Trustees will consider what other actions to take in the best interests of that Series.

III. THE NEW DAVIS AGREEMENT

  The reason the Trustees are proposing the New Davis Agreement for Venture Value Series is that the current subadvisory agreement for Venture Value Series (the "Current Davis Agreement") among NEIM, Davis and Davis--NY will terminate when the sole general partner of Davis, Venture Advisers, Inc. ("Venture Advisers"), transfers its general partnership interest in Davis (the "Davis Transaction") to a new entity, Davis Investments, LLC ("Davis Investments"). The Davis Transaction is currently expected to occur on December 31, 2000. Davis--NY is a wholly owned subsidiary of Davis.

  NO CHANGE IN THE SUBADVISORY FEE RATE PAID BY NEIM TO DAVIS (OR TO DAVIS--
NY) WITH RESPECT TO VENTURE VALUE SERIES IS BEING PROPOSED.

 Description of the New Davis Agreement

  The New Davis Agreement is identical to the Current Davis Agreement, except that the New Davis Agreement (i) will be dated the date of the Davis Transaction, (ii) the initial term of the agreement will be for a period ending August 30, 2001, and (iii) will be updated to reflect NEIM's change of name (from TNE Advisers, Inc.) and the change in general partner of Davis and Davis--NY effected by the Davis Transaction. Appendix A to this Proxy Statement sets forth information about the Current Davis Agreement, including the dates of the Current Davis Agreement and the subadvisory fee rates under the New Davis Agreement--which are the same as the subadvisory fee rates under the Current Davis Agreement. Appendix B4 contains the form of New Davis Agreement, which matches the Current Davis Agreement, except for the date, initial term and name changes. The next several paragraphs briefly summarize some important provisions of the New Davis Agreement, but for a complete understanding of these agreements you should read Appendixes A and B4.

  The New Davis Agreement essentially provides that Davis, under the Trustees' and NEIM's supervision, will (1) decide what securities to buy and sell for the Venture Value Series portfolio, (2) select brokers and dealers to carry out portfolio transactions for Venture Value Series and (3) provide officers, office space and certain administrative services to Venture Value Series. In addition, Davis has the authority to delegate to Davis--NY from time to time any or all of Davis's responsibilities under the New Davis Agreement, although Davis remains liable for any acts or omissions of Davis--NY as if those acts or omissions were committed by Davis itself. Davis is responsible for compensating Davis--NY for all costs associated with performance by Davis--NY under the New Davis Agreement, and in no event shall Davis--NY be entitled to any compensation from NEIM or Venture Value Series under the New Davis Agreement.

  The New Davis Agreement provides that it will continue in effect until August 30, 2001. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of Venture Value Series, and (ii) by vote of a majority of the Independent Trustees.

  The New Davis Agreement may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of Venture Value Series, on sixty days' written notice to Venture Value Series,
(ii) by NEIM, with the approval of the Trustees, on sixty days written notice to the Nvest Adviser, or (iii) by Venture Value Series, upon sixty days' written notice to the Trust, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser, including Davis, or its parent company occurs (such as the Davis Transaction).

  In addition, the New Davis Agreement will automatically terminate if Davis requires Venture Value Series to change its names so as to eliminate all references to "Venture," unless the continuance of New Davis Agreement after such change is approved by vote of a majority of the outstanding voting securities of Venture Value Series and by vote of a majority of the Trustees, including a majority of the Independent Trustees.

  The New Davis Agreement provides that Davis will not be liable to Venture Value Series or its shareholders, except for liability arising from the Davis's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. In addition, the New Davis Agreement provides that each of NEIM and Venture Value Series shall indemnify the other party and its affiliates and controlling persons for liability incurred by such persons arising out of the indemnifying party's responsibilities to the Trust based on the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the indemnifying party or its employees, affiliates or persons acting on its behalf.

 Basis for the Trustees' Recommendation

  The Trustees determined at a meeting held on August 3, 2000 to recommend that Venture Value Series's shareholders vote to approve the New Davis Agreement.

  In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue Venture Value Series's subadvisory agreement as in effect from year to year. The Trustees considered information about, among other things:

  . Davis and its personnel (including particularly those personnel with responsibilities for providing services to Venture Value Series), resources and investment process;

  . the terms of the relevant advisory agreement (in this case, the New Davis Agreement);

  . the scope and quality of the services that Davis has been providing Venture Value Series;
  . the investment performance Venture Value Series and of similar funds advised or subadvised by other advisers;

  . the advisory fee rates payable to Davis by NEIM and by similar funds managed or subadvised by Davis, and payable by similar funds managed by other advisers (Appendix C2 to this Proxy Statement contains information Venture Value Series's subadvisory fee schedule to the fee schedule for other funds managed or subadvised by Davis that have investment objectives similar to those of Venture Value Series);

  . the total expense ratio of Venture Value Series and of similar funds managed by other advisers;

  . Davis's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for Venture Value Series, and the brokers' and dealers' provision of brokerage and research services to Davis (see "Certain Brokerage Matters" below and Appendix D for more information about these matters); and

  . compensation payable by Venture Value Series to affiliates of Davis for other services (See Appendix E for more information about this compensation).

  In addition to reviewing these kinds of information, which the Trustees regularly consider on an annual or more frequent basis, the Trustees gave particular consideration to matters relating to the possible effects on Davis and Venture Value Series of the Davis Transaction. Among other things, the Trustees considered the stated intention of Venture Advisers and Davis Investments that the Davis Transaction will not result in any change the investment approach or process used by Davis in managing the Venture Value Series.

 The Davis Transaction.

  Currently Venture Advisers (an entity controlled by Shelby M.C. Davis), as general partner, controls Davis. Venture Advisers proposes to transfer control of Davis to Davis Investments on December 31, 2000. Davis Investments, which will become the new general partner of Davis is controlled by Christopher C. Davis, son of Shelby M.C. Davis. Shelby M.C. Davis will continue as Chief Investment Officer as described in that portion of the Trust's prospectus relating to Venture Value Series.

  Venture Advisers currently controls Davis by owning all of the general partnership units issued by Davis. Venture Advisers proposes to transfer one hundred general partnership units to Davis Investments. Immediately thereafter Venture Advisers would convert its remaining general partnership units into limited partnership units. Venture Advisers would continue to own approximately 44% of the economic value of Davis. Davis Investments, as the general partner of Davis, would then own all of the general partnership units issued by Davis and thereby control Davis. Davis Investments will pay approximately $11,000 to Venture Advisers as consideration for the 100 general partnership units.

  Christopher Davis is the vice chairman and a director of Venture Advisers, and he is also chairman, director and chief executive officer of Davis Investments. Christopher Davis serves as a co-portfolio manager of Venture Value Series, and would continue to serve in that role after the change in control. His principal occupation is with Davis and its affiliates. The officers of Davis and Davis--NY will not change as a result of the Davis Transaction.

  The address of Davis, Venture Advisers, Davis Investments and Christopher Davis and Shelby Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, and the address Davis--NY is 609 Fifth Avenue, New York, New York 10017. As of June 30, 2000, Davis had assets under management of approximately $32.5 billion.

 Certain Brokerage Matters

  In their consideration of the New Davis Agreement, the Trustees took account of Davis's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for Venture Value Series, and the brokers' and dealers' provision of brokerage and research services to Davis. Davis has informed the Trustees that it does not expect to change these practices as a result of the Davis Transaction. A summary of Davis's practices is set forth in Appendix D and, where relevant, Appendix E for affiliated brokers and dealers.

  Only shareholders of Venture Value Series may vote only with regard to the New Davis Agreement.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF VENTURE VALUE SERIES VOTE TO APPROVE THE NEW DAVIS AGREEMENT.

  Required Vote. The vote required to approve the New Davis Agreement is the lesser of (1) 67% of the shares of Venture Value Series that are present at the Meeting, if the holders of more than 50% of the shares of Venture Value Series outstanding as of the record date are present in person or represented by proxy at the Meeting, or (2) more than 50% of the shares of Venture Value Series outstanding on the record date. If the required vote is not obtained for approval of the New Davis Agreement, the Trustees will consider what other actions to take in the best interests of Venture Value Series.

IV. ELECTION OF TRUSTEES (PROPOSAL 3)

  It is proposed that 8 persons be elected as Trustees of the Trust, effective as of January 1, 2001. All the nominees are currently Trustees, although, as described in detail below, Anne M. Goggin and Mary Ann Brown intend to resign from office simultaneously with the acquisition of Nvest by CDC AM, unless this acquisition occurs on or after January 1, 2001 (in which case Mses. Brown and Goggin will not resign). The nominees, their ages at July 30, 2000 and their principal occupations and directorships during the past five years are listed below; similar prior positions within the same company (or with corporate predecessors and affiliates) are omitted.

 NAME OF NOMINEE     AGE        PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
 ---------------     --- ------------------------------------------------------
 John J. Arena        63 Trustee of the Trust since 1996; formerly, Vice
                         Chairman of the Board of Directors of Bay Banks, Inc.
                         and President, Bay Banks Investment Management.

 Edward A. Benjamin*  62 Trustee of the Trust since 1999; Director, Precision
                         Optics Corporation (optics manufacturer); formerly,
                         Partner, Ropes & Gray (law firm) until 1999.

 Mary Ann Brown*      48 Trustee of the Trust since 1999; President, New
                         England Products and Services, New England Financial;
                         Head of Individual Business Product Management,
                         MetLife; Chairman, Security First Group; Director,
                         Chairman, Chief Executive Officer and President, New
                         England Pension and Annuity Company Senior Vice
                         President, New England Life Holdings, Inc.; formerly,
                         President and Chief Executive Officer, Atlantic
                         International Reinsurance Company; formerly, Director,
                         SRNM Swiss Reinsurance Company, 1996-1998; formerly,
                         Principal, Tillinghast/Towers Perrin (consulting)
                         until 1996.

 John W. Flynn        61 Trustee of the Trust since 1996; formerly, Vice
                         Chairman, Chief Financial Officer, Fleet Financial
                         Group (banking).

 Anne M Goggin*       51 Trustee of the Trust since 1995; Chairman of the Board
                         and President of the Trust; Senior Vice President and
                         General Counsel, New England Financial; Chief
                         Counsel--Individual Business, MetLife; Director,
                         Chairman and President, New England Investment
                         Management, Inc.; Director, New England Securities
                         Corporation; Director, New England Pension and Annuity
                         Company; Senior Vice President, New England Life
                         Holdings, Inc.

 Nancy Hawthorne      49 Trustee of the Trust since 1995; Chairman of the
                         Board, WorldClinic (a distance medicine company);
                         Director, Perini Corporation (construction); Director,
                         Avid Technologies (computer software company);
                         Director, CGU (property and casualty insurance
                         company); formerly, Chief Executive Officer and
                         Managing Partner, Hawthorne, Krauss and Associates
                         (corporate financial advisor); formerly, Chief
                         Financial Officer and Executive Vice President,
                         Continental Cablevision, subsequently renamed MediaOne
                         (a cable television company).

 John T. Ludes        64 Trustee of the Trust since 1996; formerly, Vice
                         Chairman, President and Chief Operating Officer,
                         American Brands (global conglomerate); formerly,
                         President and CEO, Acushnet Company (athletic
                         equipment)

 NAME OF NOMINEE  AGE       PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
 ---------------  --- ----------------------------------------------------
 Dale R. Marshall  63 Trustee of the Trust since 1995; President, Wheaton
                      College; formerly, Academic Dean, Wellesley College.

-----------
* Mr. Benjamin is an "interested person" of the Trust, as defined in the Investment Company Act, because he was a partner of Ropes & Gray, a law firm that acted as counsel to the Trust and to NEIM and certain of its affiliated companies through December, 1998. He will continue to be classified as an "interested person" of the Trust until December 31, 2000. Mr. Benjamin receives the same remuneration from the Trust as is received by the Trustees who are not "interested persons" of the Trust. Mses. Goggin and Brown are considered "interested persons" of the Trust due to their positions with New England Financial, and, in the case of Ms. Goggin, with the Trust and NEIM. Mses. Brown and Goggin do not receive remuneration from the Trust for their service as Trustees.

 Anticipated Resignations from the Board

  Part II of the Proxy Statement describes in detail the acquisition of Nvest by CDC AM, which will occur only if certain conditions are satisfied by Nvest and CDC AM. As discussed in Part II, Nvest has a substantial ownership interest in CGM and subabvisers to several of the Series, which are referred to together as the Nvest Advisers. The proposed acquisition of Nvest by CDC AM will result in a change in ownership of several investment advisory businesses. The Investment Company Act provides that a mutual fund investment adviser (including subadvisers and advisers such as the Nvest Advisers) or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as CDC AM's acquisition of the Nvest Advisers' parent, Nvest) if certain conditions are satisfied. One of those conditions relates to the composition of the board of such mutual funds, and in this case, to the Trustees.

  In order for the Nvest Advisers, MetLife, and each other person selling his, her or its interest in Nvest to CDC AM to receive benefit or compensation in connection with the acquisition of Nvest by CDC AM, at least 75% of the Trustees must consist of persons who are not "interested persons," as defined in the Investment Company Act, of Nvest or the Nvest Advisers. This condition will be satisfied upon the resignations of Mses. Goggin and Brown, two Trustees who are interested persons of Nvest and the Trust, simultaneously with the acquisition of Nvest by CDC AM. After these resignations, the Trustees will consist of 6 persons, five of whom (or 83.3%) are not "interested persons" of Nvest. Mr. Benjamin will be an "interested person" of Nvest and the Nvest Advisers until January 1, 2001 because until December 1998 he was a partner of Ropes & Gray, a law firm that acted as counsel to Nvest (as well as to the Trust and to NEIM) and certain of Nvest's and NEIM's affiliated companies.

  On January 1, 2001, when Mr. Benjamin becomes an Independent Trustee (and is no longer an "interested person" of Nvest), all six Trustees will be Independent Trustees. At that time, if shareholders of the Trust approve this Proposal 3, Mses. Goggin and Brown will be re-elected to the Board, as will all the Trustees, pursuant to the shareholder vote recommended below. Mses. Goggin and Brown will be able to rejoin the Board without violating the 75% test in Section 15(f) of the Investment Company Act because after they rejoin the Board, 6 of 8 (or 75%) of the Trustees will not be "interested persons" of Nvest. If the shareholders of the Trust do not approve Proposal 3, the six Independent Trustees may, and have the current intention to, appoint Mses. Goggin and Brown as Trustees on January 1, 2001 by resolution of the Trustees.

  If the CDC AM acquisition of Nvest does not occur before January 1, 2001, neither Ms. Goggin nor Ms. Brown will resign in order to comply with the
Section 15(f) 75% test. As discussed above, Mr. Benjamin will be an Independent Trustee on and after January 1, 2001, and 6 of 8 (or 75%) of the Trustees will not be "interested persons" of Nvest on and after that date (barring other changes in the composition of the Trustees). Therefore, Mses. Goggin and Brown will not be required to resign in connection with the Nvest acquisition, because the composition of the Board will already satisfy the
Section 15(f) 75% test.

 Term and Certain Interests of the Trustees

  Each current Trustee will serve as Trustee until the next meeting held for the purpose of electing Trustees and until his or her successor is elected and qualified, or until his or her earlier death, resignation, removal or retirement. If any of the nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at less than eight.

  The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian, or by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for such purpose, which meeting shall be held upon the written request of the shareholders of not less than 10% of the Trust's outstanding shares.

  Ms. Brown, as of June 30, 2000 beneficially owned 80.61 shares of Small Cap Series and 2,925.04 shares of Venture Value Series through her participation in an employee benefit plan of New England Financial; and 2,637.66 shares of Alger Equity Growth Series, 2,489.38 shares of Venture Value Series, 5,195.37 shares of MFS Research Managers Series, 4,507.50 shares of Morgan Stanley International Magnum Equity Series and 319.37 shares of Growth and Income Series through her ownership of a variable annuity contract with New England Financial. Each such holding represents, and, in the case of Venture Value Series, both such holdings in the aggregate represent, less than 1% of the outstanding shares of each such Series and of the Trust.

 Committees of the Board

  The Trustees have delegated certain functions to two committees, the Audit Committee and the Contract Review and Governance Committee, each of which consists of certain Trustees who are not "interested persons" of the Trust. Currently, the members of both the Audit Committee and the Contract Review and Governance Committee are Messrs. Arena, Flynn and Ludes and Mses. Hawthorne and Marshall.

  The Audit Committee's responsibilities include (i) review of financial and accounting controls and procedures; (ii) recommendations as to the selection of the independent accountants; (iii) review of the scope of the audit; (iv) review of financial statements and audit reports; and (v) review of the independence of the independent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Mr. Flynn currently serves as chairman of the Audit Committee, which met twice in 1999. This Committee met twice between January 1, 2000 and July 30, 2000.

  The Contract Review and Governance Committee reviews and makes recommendations to the board as to contracts requiring approval of a majority of the Trustees who are not interested persons of the Trust or the relevant adviser or subadviser, and any other contracts which may be referred to it by the board. This Committee also makes recommendations to the board regarding nominees for election as Trustees of the Trust and the compensation of the Trustees who are not "interested person" of the Trust. The Committee will consider nominees recommended by shareholders. Written recommendations together with supporting information should be directed to the Committee in care of the Trust. Mr. Arena currently serves as chairman of the Contract Review and Governance Committee, which met four times in 1999. This Committee met four times between January 1, 2000 and July 30, 2000.

  During 1999, the Board of Directors of the Trust held five meetings. The Board held four meetings between January 1, 2000 and July 30, 2000. Each of the Trustees attended all of his/her Board and Committee meetings in 1999. Each of the Trustees attended all of his/her Board and Committee meetings between January 1, 2000 and July 30, 2000 except Mr. Flynn, who attended 80% of these meetings due to surgery, Mr. Ludes, who attended 80% of these meetings, and Ms. Hawthorne, who attended 90% of these meetings.

 Board Compensation

  The Trust does not pay any remuneration to its officers or its Trustees who are directors, officers or employees of NEIM, CGM or the subadvisers of any Series or of affiliated companies of NEIM, CGM or the subadvisers.

  Each Trustee other than Mses. Brown and Goggin currently receives, in the aggregate for serving on the boards of the Trust and the New England Variable Annuity Fund I (the "NEVA Fund"), a retainer fee at the annual rate of $22,000 and meeting attendance fees of $3,500 for each Board meeting he or she attends. Committee chairmen also receive an additional retainer fee at the annual rate of $6,000 for the Contract Review and Governance Committee chairman and $4,000 for the Audit Committee chairman. These fees are allocated among the Trust and the NEVA Fund based on a formula that takes into account, among other factors, the net assets of each, or in such other manner as the Board deems appropriate.

  During the fiscal year ended December 31, 1999, the current and former Trustees of the Trust received the amounts set forth below for serving as Trustees of the Trust and also for serving on the board of the NEVA Fund. As of December 31, 1999, there were a total of 17 funds in the Trust and the NEVA Fund combined.

                              COMPENSATION TABLE
                 FOR THE FISCAL PERIOD ENDED DECEMBER 31, 1999

(1)                           (2)           (3)             (4)            (5)
                                                                          TOTAL
                                                                       COMPENSATION
                                         PENSION OR                   FROM TRUST AND
                           AGGREGATE   RETIREMENT AS     ESTIMATED    TRUST COMPLEX*
                          COMPENSATION    PART OF     ANNUAL BENEFITS    PAID TO
NAME OF PERSON, POSITION   FROM TRUST  TRUST EXPENSES UPON RETIREMENT    TRUSTEE
------------------------  ------------ -------------- --------------- --------------
John J. Arena...........    $41,975         --              --           $43,500

Edward A. Benjamin(a)...      7,284         --              --             7,500

Mary Ann Brown..........          0         --              --                 0

John W. Flynn...........     34,720         --              --            36,000

Anne M. Goggin..........          0         --              --                 0

Nancy Hawthorne.........     36,067         --              --            37,500

Joseph M. Hinchey(b)....     35,339         --              --            36,500

Robert B. Kittredge(b)..     36,067         --              --            74,500(c)

John T. Ludes...........     33,734         --              --            35,000

Dale R. Marshall........     36,067         --              --            37,500

-----------
* The current Trustees who are not directors, officers or employees of NEIM, CGM or the subadvisers of any Series or of affiliated companies of NEIM, CGM or the subadvisers receive compensation for serving on the boards of the Trust and the NEVA Fund.
(a) Mr. Benjamin was elected to the Board by shareholders on October 15, 1999.
(b) Messrs. Hinchey and Kittredge retired from the Board as of December 31,
    1999.
(c) Mr. Kittredge's compensation includes amounts paid to him as a trustee of the CGM Fund, an affiliate of the Trust.

  The Trust provides no pension or retirement benefits to Trustees, but has adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in a designated Series on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Series, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

  The Agreement and Declaration of Trust and the By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner specified in the By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust, and except that no such person shall be indemnified against any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

EXECUTIVE OFFICERS OF THE TRUST

  The following table lists the executive officers of the Trust. Each such person has been elected to the indicated office by the Trustees, and each such person's term is until his or her successor is elected and qualified or earlier resignation, retirement or removal. Each such person's principal occupation is as an employee or officer of, and each such person serves as an officer of the Trust at the request of, one or more of the Trust's investment advisers, New England Securities, New England Financial or a parent company of one or more of the foregoing. Each officer's current principal occupation is listed; similar prior positions within the same company (or with corporate predecessors) are omitted.

                                                            PRINCIPAL OCCUPATION;
                                                           BUSINESS EXPERIENCE FOR
       NAME AND OFFICE WITH TRUST        OFFICE WITH THE   AT LEAST THE PAST FIVE
         (AGE AT JULY 30, 2000)          TRUST HELD SINCE           YEARS
       --------------------------        ---------------- ------------------------
 ANNE M. GOGGIN,                         June 17, 1999    Trustee of the Trust
 Chairman of the Board,                                   since 1995; Chairman of
 Chief Executive Officer, President (51)                  the Board and President
                                                          of the Trust; Senior
                                                          Vice President and
                                                          General Counsel, New
                                                          England Financial; Chief
                                                          Counsel--Individual
                                                          Business, MetLife;
                                                          Director, Chairman and
                                                          President, New England
                                                          Investment Management,
                                                          Inc.; Director, New
                                                          England Securities
                                                          Corporation; Director,
                                                          New England Pension and
                                                          Annuity Company; Senior
                                                          Vice President, New
                                                          England Life
                                                          Holdings, Inc.

 JOHN F. GUTHRIE,                        April 28, 1995   Vice President, New
 Senior Vice President (56)                               England Financial;
                                                          Senior Vice President
                                                          and Director, NEIM;
                                                          President New England
                                                          Portfolio Advisors, Inc.

 ALAN C. LELAND,                         April 23, 1994   Senior Vice President,
 Senior Vice President (48)                               New England Financial;
                                                          Chief Financial Officer,
                                                          NEIM.

 PETER H. DUFFY,                         October 28, 1998 Second Vice President,
 Treasurer (44)                                           New England Financial;
                                                          Senior Vice President,
                                                          NEIM.

 THOMAS M. LENZ,                         March 5, 1999    Counsel, New England
 Secretary (42)                                           Financial; General
                                                          Counsel, Secretary and
                                                          Clerk, NEIM; formerly,
                                                          Vice President, State
                                                          Street Bank and Trust
                                                          Company; Senior Vice
                                                          President, U.S./Offshore
                                                          Product Development and
                                                          Associate General
                                                          Counsel, Signature
                                                          Financial Group, Inc.;
                                                          Attorney, Ropes & Gray.

  The address of each of the officers of the Trust is 501 Boylston Street, Boston, Massachusetts 02116.

TRUSTEE RECOMMENDATION

  THE CURRENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE FOR THE ELECTION OF EACH OF THE NOMINEES, SUCH ELECTION TO BE EFFECTIVE AS OF JANUARY 1, 2001.

  Required Vote. The election of Trustees will be by a majority of the shares of the Trust represented at the Meeting either in person or by proxy. All Series will vote together as a single class.

V. AMENDMENT OF THE TRUST (PROPOSAL 4)

  The Trust is a Massachusetts business trust created by an Agreement and Declaration of Trust dated December 16, 1986, as amended, which, with the Trust's By-laws, govern how the Trust and each of the Series will operate. The current Declaration of Trust (the "Current Declaration") was first prepared and approved by the trustees of the Trust in December, 1986, and has been amended eleven times since then to reflect the addition of, or changes to the names of, one or more Series. Since 1986, the mutual fund industry and the laws and regulations applicable to mutual funds have evolved. In response to these developments, many mutual funds have adopted declarations of trust that permit more flexible operations and quick, effective responses to changing market conditions. The Trustees have reviewed the Current Declaration with the goal of modernizing its provisions to allow the Trust to respond more quickly and favorably to changing markets without the expense and delay of holding a shareholders' meeting.

  The Trustees have approved and recommended that the shareholders of each Series authorize them to adopt and execute an Amended and Restated Agreement and Declaration of Trust (the "Amended Declaration"). Appendix F contains a copy of the Amended Declaration marked to show changes that will be made to the Current Declaration if shareholders approve this Proposal 4.

  THIS SECTION V OF THE PROXY STATEMENT INCLUDES A SUMMARY OF THE PRIMARY EFFECTS OF THE VARIOUS SPECIFIC CHANGES TO THE CURRENT DECLARATION, BUT IT DOES NOT LIST EACH SPECIFIC CHANGE. YOU SHOULD READ APPENDIX F TO SEE THE COMPLETE SET OF ALL PROPOSED CHANGES AND REVIEW THE AMENDED DECLARATION YOURSELF.

  The primary substantive differences between the Current Declaration and the Amended Declaration are that, under the Amended Declaration:

  . the Trustees will be permitted to approve the establishment and designation of multiple classes of shares of a single Series;

  . shareholder voting will be based on the net asset value of each Series's shares, which means that, instead of each share of the Trust representing a single vote, each share will represent a number of votes equal to the net asset value of a share of the relevant Series (sometimes referred to as "dollar-weighted voting");

  . shareholder votes will be tallied in the aggregate unless otherwise required by the Trust's By-laws, by law or where the Trustees determine that another method is appropriate;

  . the Trust will have a formal process in place by which shareholders who wish to bring a lawsuit on behalf of a Series or the Trust (commonly known as a "derivative suit") may make demand on the Board; and

  . the Trust will be permitted to deliver and receive certain shareholder notices by e-mail and facsimile, in addition to by "regular" mail.

For more information about these changes, please read the remainder of this
Part V and refer to Appendix F.

  Establishment and Designation of Multiple Classes. The Current Declaration authorizes the issuance of one class of shares for each Series, with each share representing an equal proportionate interest in that Series. Under the Amended Declaration the Trustee may authorize the issuance of additional classes of shares of each Series and permit the issuance of such additional classes of the Series and of any future Series without a shareholder vote. This change will enable the Trust to offer investors different classes of shares representing interests in the same investment portfolio but with different distribution arrangements.

  At present, each Series has a single class of shares sold at net asset value. If Proposal 4 is approved, the Trust will be permitted to offer shares of one or more additional classes of each Series, although there is no obligation that it do so. However, even after the Proposal is approved, only shares of the presently outstanding class of each Series would continue to be offered unless and until the Trustees of the Trust, including a majority of the Independent Trustees, vote to offer additional classes. The Trustees do not expect that any multiclass arrangement, if adopted, would result in any additional expenses being allocated to any Series's existing shares, and if there are any such additional expenses, the Trustees believe that such expenses would not affect the dividends or net asset value for any Series's existing class of shares. However, a Series may incur higher expenses under a multiclass arrangement than it otherwise would under a single class structure, and there is no guarantee that the benefits of a multiclass structure will outweigh the costs.

  A multiclass arrangement generally is intended to provide investors with alternative methods of purchasing shares of each Series and to allow investors a choice in selecting the method of paying sales, distribution and other expenses associated with their investment. To the extent that offering varying distribution alternatives increases sales, a larger pool of assets may reduce pro rata operating expenses and better enable the achievement of investment objectives within the constraints of portfolio management.

  Dollar-weighted Voting. Under the Current Declaration, for each matter on which a Series's shareholders are entitled to vote, each whole share of such Series is entitled to one vote and each fractional share is entitled to vote a proportional fractional vote. Under the Amended Declaration, for each matter on which a Series's shareholders are entitled to vote, each whole share of such Series is entitled to a number of votes equal to the net asset per share value of such Series determined at the close of business on the record date, and each fractional share is entitled to a proportional fractional number of votes. This means, for example, that a share having a net asset value of $10.50 would be entitled to 10.5 votes, and a share having a net asset value of $105.00 would be entitled to 105 votes.

  The Trustees are proposing to change the voting method of the Trust to dollar-weighted voting (voting power based on the value of shares held) in order that shareholder voting power will be consistent with the value of shares held in the Trust by each shareholder. In other words, the more money invested in the Trust, the more voting power a shareholder will receive. This change will affect the relative voting power between Series, because under dollar-weighted voting shareholders of a Series with a higher net asset value per share will receive more votes per share than shareholders of a Series with a lower net asset value per share.

  This change can be illustrated using the two Series with net asset values per share of $10.50 and $105 from the example above. Under the Current Declaration ten shares of a Series with a net asset value of $10.50 per share would have a value of $105 and would be entitled to ten votes; while one share of a series with a net asset value of $105 per share would also have a value of $105 but would be entitled to only one vote. Thus, the same $105 investment would lead to different voting power depending on which Series you invested in.

  Under the Amended Declaration, the voting power in the example would be the same regardless of which Series a shareholder invested in. This is because either the ten shares get multiplied by a net asset value per share of $10.50 (equalling $105), or the one share gets multiplied by a net asset value per share of $105 (also equalling $105).

  The change to dollar-weighted voting will not affect voting power within a single Series (unless a Series has multiple classes, in which case each class may have a different net asset value per share and therefore different relative voting power based on those net asset values). This is because under the Amended Declaration, each share of a Series (or class if a Series has multiple classes) will have the same net asset value per share, and therefore each Series (or class) will receive the same number of votes per share. Using the Series with a net asset value of $10.50 from the example, each share has one vote under the Current Declaration, and each share will have 10.50 votes under the Amended Declaration, so there will be no change in the relative voting power among shareholders of this Series.

  Voting in the Aggregate. Under the Current Declaration, all shares of the Trust vote as individual Series on any proposals on which they are entitled to vote, unless otherwise required by law. The Amended Declaration provides that all Trust shares entitled to vote on a particular matter will be voted in the aggregate except: (i) as otherwise provided in the By-Laws; (ii) as otherwise required by the Investment Company Act; (iii) when the Trustees shall have determined that the matter affects one or more classes or Series materially differently; or (iv) where a matter to be voted on affects only the interests of one or more Series or classes (and then only the affected classes or Series will vote).

  The Amended Declaration will reverse the presumption in the Current Declaration that voting should be on a Series by Series (or class by class) basis. However, the Amended Declaration maintains important protections for shareholders of the Trust. For instance, where shareholders of different classes or Series have materially different interests in a shareholder proposal, each such class or Series will still have the opportunity to vote separately on such proposal. Additionally, each Series (or class) will continue to vote separately on certain items as required by the Investment Company Act, such as advisory agreements and changes to fundamental investment restrictions.

  Where the interests of shareholders of different classes and Series are aligned, the Trust will be able to reduce administrative costs (because only one vote will need to be tallied, not a vote for each class and/or Series) and shareholders that are similarly situated with regard to a particular proposal to shareholders will be treated the same. It is also important to note that the Trustees will still have the power to amend the By-Laws to mandate particular voting mechanics on one or more topics (or in general), as they deem necessary.

  Voting by Series could lead to different results from voting in the aggregate. For instance, if a certain proposal were made by the Trustees that would have the same effect on every Series, each Series would vote separately under the Current Declaration, and it is possible that one Series could vote against a certain proposal while every other Series voted overwhelmingly for that proposal. If this happened, the proposal would not be approved with respect to that one Series that voted against the proposal. However, if the Amended Declaration were in effect for such a vote, it is likely that the proposal would be approved with respect to all Series (as all votes would be counted together and the proposal would be approved for all or none of the Series.)

  Shareholder Derivative Lawsuits. Massachusetts law requires that a shareholder must make a demand on a corporation's board before commencing a shareholder derivative action, which is a type of lawsuit brought by a shareholder on behalf of a corporation or company. Massachusetts law also addresses when this required demand may be excused. These laws may not apply to business trusts such as the Trust, and the Current Declaration does not address whether and how a shareholder must make demand on the Trustees before commencing a derivative action. The Amended Declaration includes a new section (Article III, Section
9) that (i) states that a shareholder must make a demand on the Trustees to bring or maintain any court action on behalf of the Trust or any Series before attempting to bring or maintain such an action, and (ii) sets out the process pursuant to which the Trustees shall consider any such demand and how the Trustees may satisfy the demand of the shareholder (whether by bringing a suit on behalf of a Series or the Trust or otherwise).

  Electronic Delivery. The Current Declaration requires that written notice of shareholder meetings and shareholder proposals to remove Trustees may only be delivered by mail. The Amended Declaration provides that such notices and proposals may be delivered not only by mail but also by facsimile or other electronic transmission (such as e-mail). This provision is intended to allow the Trust to deal more flexibly with various shareholder notice requirements. However, use of electronic transmissions by the Trust will still be subject to federal laws and rules of the SEC and other regulatory agencies.

  THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH SERIES VOTE TO AUTHORIZE THE TRUSTEES TO ADOPT AND EXECUTE THE AMENDED DECLARATION (PROPOSAL 4). IF SO AUTHORIZED, THE TRUSTEES WILL ADOPT AND EXECUTE THE AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST ON OR ABOUT OCTOBER 30, 2000.

  Required Vote. Each Series votes separately from each other Series with respect to amending the Current Declaration. For each Series, the required vote for authorization of the Trustees to adopt and execute the Amended Declaration is a simple majority of the shares of each Series voting on this Proposal 4. If the shareholders of any Series do not approve this Proposal 4, the provisions of the Current Declaration shall remain in effect for all the Series and the Trustees shall consider such alternate actions as may be appropriate.

VI. OTHER INFORMATION

 Information About Proxies and the Conduct of the Meeting

  Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Trust or by employees or agents of New England Financial and its affiliated companies.

  Costs of Solicitation. All costs of the Meeting, including the costs of soliciting proxies, will be paid by the Nvest Advisers, Nvest or CDC AM, except that the Trust and Davis will bear the incremental costs of the Meeting incurred in connection with Proposals 2h and 4.

 Voting and Tabulation of Proxies

  Timely, properly executed proxies will be voted as you instruct. If you return an executed proxy and no choice is indicated, your proxy will be voted in favor of the relevant Proposals as set forth in the attached Notice of Special Meeting. At any time before it has been voted, the enclosed proxy may be revoked by the signer (1) by a written revocation received by the Secretary of the Trust, (2) by properly executing a later-dated proxy or (3) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

  The Trust is subject to special voting provisions. As of the Record Date, the Trust served as an investment vehicle for use only in connection with (1) variable life insurance contracts offered by New England Financial, MetLife and General American Life Insurance Company ("General American") and (2) certain variable annuity contracts, including group annuity contracts, of MetLife and New England Financial. All shares of the Series owned by NEVL Account and NEVA Account are attributable to variable life insurance policies and variable annuity contracts issued by New England Financial or to charges assessed by New England Financial against those policies and contracts. New England Financial has agreed that each owner of such a policy or contract (an "Owner") will be permitted to instruct New England Financial as to how shares of the Trust attributable to the policies or contracts owned by such Owner should be voted at meetings of Trust shareholders. With respect to each of these separate accounts, all shares of the Series attributable to such policies and contracts for which no Owner instructions have been received by New England Financial and all shares of the Series attributable to charges assessed by New England Financial against such policies and contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Owner instructions have been received by New England Financial with respect to policies or contracts issued by such separate accounts. All shares of the Series held by TNE Account and E Account are attributable to variable annuity contracts of MetLife or to charges assessed by MetLife against such contracts. The holder of each such contract (a "Contractholder") has the right to instruct MetLife as to how to vote the shares of the Trust attributable to such contract. All shares of the Series held by TNE Account or E Account for which no Contractholder instructions have been received by MetLife and any shares of the Series attributable to charges assessed by MetLife against variable annuity contracts will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which Contractholder instructions have been received by MetLife. All shares of the Series owned by General American Account are attributable to variable life insurance policies issued by General American or to charges assessed by General American against those policies. General American has agreed that each owner of such a policy (a "General American Owner") will be permitted to instruct General American as to how shares of the Trust attributable to the policies owned by such

General American Owner should be voted at meetings of Trust shareholders. With respect to this separate account, all shares of the Series attributable to such policies for which no General American Owner instructions have been received by General American against such policies will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which General American Owner instructions have been received by General American with respect to policies issued by such separate account.

  All shares of the Series owned by UL Account are attributable to variable life insurance policies issued by MetLife or to charges assessed by MetLife against those policies. MetLife has agreed that each owner of such a policy (a "MetLife Owner") will be permitted to instruct MetLife as to how shares of the Trust attributable to the policies owned by such MetLife Owner should be voted at meetings of Trust Shareholders. With respect to this separate account, all shares of the Series attributable to such policies for which no MetLife Owner instructions have been received by MetLife and all shares of the Series attributable to charges assessed by MetLife against such policies will be voted for, voted against or withheld from voting on any proposal in the same proportions as are the shares for which MetLife Owner instructions have been received by MetLife with respect to policies issued by such separate account.

All shares of the Series held by NEF Accounts, MetLife Accounts, and F Account will be voted for, voted against or withheld from voting, by New England Financial or MetLife, respectively, on any proposal in the same proportions as all other shares for which voting instructions are received by New England Financial or MetLife, respectively.

INFORMATION ABOUT NEIM

  NEIM is a wholly-owned subsidiary of New England Life Holdings, Inc., which is a wholly-owned subsidiary of New England Financial, which in turn is a wholly-owned subsidiary of MetLife New England Holdings, Inc. ("MetLife Holdings"). MetLife Holdings is wholly owned by MetLife, a publicly held company. NEIM acts as adviser to the Series. The Chairman of the Board and President of NEIM is Anne M. Goggin. Ms. Goggin and John F. Guthrie, Jr. are NEIM's directors. Ms. Goggin is the Chairman of the Board and President of the Trust, and her principal occupation is Senior Vice President and Associate General Counsel of New England Financial. Mr. Guthrie is a Senior Vice President of the Trust, and his principal occupation is Vice President of New England Financial. The address of NEIM, New England Life Holdings, Inc., New England Financial, Ms. Goggin and Mr. Guthrie is 501 Boylston Street, Boston, Massachusetts 02116. The address of MetLife and MetLife Holdings is One Madison Avenue, New York, New York 10010.

NUMBER OF SHARES

  Shares of the Series are available for purchase only by separate accounts established by New England Financial, MetLife, General American and their affiliates. The Trust serves as the investment vehicle for variable insurance, variable annuity and group annuity products of these insurance companies. Shares of the Series are not offered for direct purchase by the investing public.

  All shareholders of record on the Record Date are entitled to one vote for each share of beneficial interest of the Trust held as of that date. The number of shares of beneficial interest of each Series issued and outstanding as of the Record Date are as follows:

                                                                     SHARES
                                                                 OUTSTANDING ON
SERIES                                                             RECORD DATE
------                                                           ---------------
Money Market Series.............................................   2,061,051.536
Bond Income Series..............................................   2,594,347.197
Strategic Bond Series...........................................   8,433,938.413
U.S. Government Series..........................................   4,540,434.694
Managed Series..................................................   1,029,343.985
Balanced Series.................................................  12,115,463.533
Equity Growth Series............................................  36,742,623.288
Capital Growth Series...........................................   4,412,352.085
Venture Value Series............................................  29,427,443.549
Mid Cap Series..................................................     874,055.972
Small Cap Series................................................   2,171,664.807
Investors Series................................................   1,447,303.399
Research Managers Series........................................   3,066,168.961
Growth and Income Series........................................   2,134,755.491
Stock Index Series..............................................   1,241,897.622
International Equity Series.....................................   8,404,901.136
                                                                 ---------------
 Total.......................................................... 120,697,695.668
                                                                 ===============

RECORD OWNERSHIP

  As of the Record Date, all of the shares of the Series were owned by either:
(1) New England Variable Life Separate Account ("NEVL Account"), a separate account of New England Financial; (2) The New England Variable Account ("TNE Account"), a separate account of MetLife; (3) New England Variable Annuity Separate Account ("NEVA Account"), a separate account of New England Financial; (4) certain separate accounts of MetLife established for the pooling of contributions under certain tax-qualified group annuity contracts ("MetLife Accounts"); (5) certain separate accounts of New England Financial established for the pooling of contributions under certain tax-qualified group annuity contracts ("NEF Accounts"); (6) Separate Account Eleven ("General American Account"), a separate account of General American Life Insurance Company; (7) Metropolitan Life Separate Account UL ("UL Account"), a separate account of MetLife; (8) Metropolitan Life Separate Account E ("E Account"), a separate account of MetLife; or (9) Metropolitan Life Separate Account F ("F Account"), a separate account of MetLife. The shares and percentages of the Series held by these entities are set forth below.

                                NEVL ACCOUNT               TNE ACCOUNT                NEVA ACCOUNT
                         -------------------------- -------------------------- --------------------------
                           NUMBER OF         %        NUMBER OF         %        NUMBER OF         %
         SERIES              SHARES     OUTSTANDING     SHARES     OUTSTANDING     SHARES     OUTSTANDING
         ------          -------------- ----------- -------------- ----------- -------------- -----------
Money Market............    681,698.875    33.08%      709,711.632    34.43%      669,641.029    32.49%
Bond Income.............    718,494.638    27.69%      967,707.419    37.30%      908,145.140    35.00%
Strategic Bond..........     95,390.037     1.13%    2,337,188.146    27.71%    5,486,925.364    65.06%
U.S. Government.........     69,443.767     1.53%    1,059,534.586    23.34%    3,135,591.205    69.06%
Managed.................    366,441.516    35.60%      662,902.469    64.40%               --     0.00%
Balanced................  1,177,150.034     9.72%    2,449,830.099    20.22%    7,235,575.507    59.72%
Equity Growth........... 10,919,710.874    29.72%    8,440,873.872    22.97%   14,406,937.497    39.21%
Capital Growth..........  2,746,331.609    62.24%    1,666,020.476    37.76%               --     0.00%
Venture Value...........  7,788,831.210    26.47%    6,312,097.369    21.45%   11,707,536.625    39.78%
Mid Cap.................    303,712.277    34.75%      213,859.033    24.47%      351,652.632    40.23%
Small Cap...............    655,065.241    30.16%      475,319.936    21.89%      732,909.720    33.75%
Investors...............    217,664.365    15.04%               --     0.00%    1,229,639.034    84.96%
Research Managers.......    606,554.219    19.78%               --     0.00%    2,459,614.742    80.22%
Growth and Income.......    517,750.520    24.25%      478,913.893    22.43%    1,085,559.458    50.85%
Stock Index.............    894,635.520    72.04%      347,262.102    27.96%               --     0.00%
International Equity....  1,668,402.838    19.85%    1,384,934.155   16.48 %    5,287,774.619    62.91%
                         --------------    -----    --------------   ------    --------------    -----
 Total.................. 29,427,277.540    24.38%   27,506,155.187    22.79%   54,697,502.572    45.32%
                              METLIFE ACCOUNTS             NEF ACCOUNTS         GENERAL AMERICAN ACCOUNT
                         -------------------------- -------------------------- --------------------------
                           NUMBER OF         %        NUMBER OF         %        NUMBER OF         %
         SERIES              SHARES     OUTSTANDING     SHARES     OUTSTANDING     SHARES     OUTSTANDING
         ------          -------------- ----------- -------------- ----------- -------------- -----------
Money Market............             --     0.00%               --     0.00%               --     0.00%
Bond Income.............             --     0.00%               --     0.00%               --     0.00%
Strategic Bond..........     54,363.504     0.64%      460,071.362     5.46%               --     0.00%
U.S. Government.........     13,895.631     0.31%      261,969.505     5.77%               --     0.00%
Managed.................             --     0.00%               --     0.00%               --     0.00%
Balanced................    819,080.274     6.76%      433,827.619     3.58%               --     0.00%
Equity Growth...........  1,620,170.153     4.41%    1,308,346.792     3.56%       46,584.100     0.13%
Capital Growth..........             --     0.00%               --     0.00%               --     0.00%
Venture Value...........  2,380,217.517     8.09%      881,447.886     3.00%               --     0.00%
Mid Cap.................      1,070.054     0.12%        3,711.976     0.42%               --     0.00%
Small Cap...............    240,753.047    11.09%       54,012.775     2.49%               --     0.00%
Investors...............             --     0.00%               --     0.00%               --     0.00%
Research Managers.......             --     0.00%               --     0.00%               --     0.00%
Growth and Income.......     12,767.789     0.60%       39,763.831     1.86%               --     0.00%
Stock Index.............             --     0.00%               --     0.00%               --     0.00%
International Equity....     32,804.898     0.39%       30,984.626     0.37%               --     0.00%
                         --------------    -----    --------------   ------    --------------    -----
 Total..................  5,175,122.867     4.29%    3,474,136.372     2.88%       46,584.100     0.04%

                              UL ACCOUNT              E ACCOUNT              F ACCOUNT
                         --------------------- ----------------------- ---------------------
                         NUMBER OF      %       NUMBER OF       %      NUMBER OF      %
         SERIES           SHARES   OUTSTANDING   SHARES    OUTSTANDING  SHARES   OUTSTANDING
         ------          --------- ----------- ----------- ----------- --------- -----------
Money Market............        --    0.00%             --    0.00%          --     0.00%
Bond Income.............        --    0.00%             --    0.00%          --     0.00%
Strategic Bond..........        --    0.00%             --    0.00%          --     0.00%
U.S. Government.........        --    0.00%             --    0.00%          --     0.00%
Managed.................        --    0.00%             --    0.00%          --     0.00%
Balanced................        --    0.00%             --    0.00%          --     0.00%
Equity Growth...........        --    0.00%             --    0.00%          --     0.00%
Capital Growth..........        --    0.00%             --    0.00%          --     0.00%
Venture Value........... 3,440.052    0.01%    353,018.929    1.20%     853.961     0.00%
Mid Cap.................        --    0.00%             --    0.00%          --     0.00%
Small Cap...............   171.027    0.01%     13,413.893    0.62%      19.168     0.00%
Investors...............        --    0.00%             --    0.00%          --     0.00%
Research Managers.......        --    0.00%             --    0.00%          --     0.00%
Growth and Income.......        --    0.00%             --    0.00%          --     0.00%
Stock Index.............        --    0.00%             --    0.00%          --     0.00%
International Equity....        --    0.00%             --    0.00%          --     0.00%
                         ---------    ----     -----------    ----      -------     ----
 Total.................. 3,611.079    0.00%    366,432.822    0.30%     873.129     0.00%

  New England Financial, MetLife and General American have informed the Trust that, as of the Record Date, other than as set forth above, no person or company owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the shares of the Series.

CERTAIN TRUSTEES AND OFFICERS OF THE TRUST

  The following persons are both officers or Trustees of the Trust and officers or directors of NEIM: Peter H. Duffy, John F. Guthrie, Jr., Anne M. Goggin, Alan C. Leland, Jr., Thomas M. Lenz and Thomas C. McDevitt.

OTHER MATTERS

  The holders of 40% of the shares of the Series outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by New England Financial on behalf of the Trust. The total number of votes cast "for" approval of each Proposal will be counted for purposes of determining whether sufficient affirmative votes have been cast on each proposal. All shares represented by proxies that reflect abstentions will be counted as present for purposes of determining whether sufficient affirmative votes have been cast. All shares represented by proxies that reflect abstentions will be counted as present for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions have the effect of a negative vote on each Proposal, except for Proposals 3 and 4, as to which abstentions have no effect.

  In the event that a quorum is not present for purposes of acting on each Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient affirmative votes have been received, and may propose one or more adjournments of the Meeting with respect to any Proposal not so approved or adopted in order to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal as to which affirmative votes have been received. They will vote against any such adjournment those proxies required to be voted against such Proposal as to which affirmative votes have been received and will not vote any proxies that direct them to abstain from voting on such Proposal.

  Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present are Proposals 1, 2a-2h, 3 and 4 mentioned in the Notice of Special Meeting. However, shareholders are being asked on the enclosed proxy to instruct New England Financial, MetLife or General American, as the case may be, to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

PRINCIPAL UNDERWRITER

  New England Securities Company, the principal underwriter of the Trust, is located at 399 Boylston Street, Boston, Massachusetts 02116.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

  The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

                                                                      APPENDIX A

                                                          TRUSTEE    DATE OF LAST
                                                           ACTION     SUBMISSION
                                                         REGARDING    OF CURRENT
                                                          CURRENT     NVEST (OR
                                                         NVEST (OR      DAVIS)
                                                           DAVIS)     AGREEMENT
                                            DATE OF      AGREEMENT       FOR
                                            CURRENT        SINCE     SHAREHOLDER
                          ADVISORY OR        NVEST      BEGINNING OF APPROVAL AND
                        SUBADVISORY FEE   (OR DAVIS)    FUND'S LAST   REASON FOR
NAME OF SERIES           RATE SCHEDULE     AGREEMENT    FISCAL YEAR   SUBMISSION
--------------          ---------------   ----------    ------------ ------------

Capital Growth Series  0.70% the first      August 30,       *           ***
                       $200 million;           1996
                       0.65% the next      (as amended
                       $300 million;           and
                       0.60 % the next $   restated as
                       1.5 billion;        of June 18,
                       0.55% of amounts       1998)
                       over $2 billion

Money Market Series    0.15% of the first   August 30,       *           ***
                       $100 million;           1996
                       0.10% of amounts
                       over $100 million

Bond Income Series     0.25% of the first   August 30,       *           ***
                       $50 million;            1996
                       0.20% of the next
                       $200 million;
                       0.15% of  amounts
                       over $250 million

Managed Series         0.25% of the first   August 30,       *           ***
                       $50 million; 0.20%      1996
                       of amounts over
                       $50 million

Mid Cap Series         0.45% of the first  May 1, 2000       **          ****
                       $100 million;
                       0.40% of the next
                       $400 million;
                       0.35% of amounts
                       over $500 million

Small Cap              0.55% of the first   August 30,       *           ***
Series                 $25 million; 0.50%      1996
                       of the next $75
                       million; 0.45% of
                       the next $100
                       million; 0.40% of
                       amounts over $200
                       million

                                                           DATE OF LAST
                                                            SUBMISSION
                                                TRUSTEE         OF
                                                 ACTION      CURRENT
                                               REGARDING      NVEST
                                                CURRENT     (OR DAVIS)
                                                 NVEST      AGREEMENT
                                               (OR DAVIS)      FOR
                                    DATE OF    AGREEMENT   SHAREHOLDER
                                    CURRENT      SINCE       APPROVAL
                   ADVISORY OR       NVEST    BEGINNING OF  AND REASON
                 SUBADVISORY FEE   (OR DAVIS) FUND'S LAST      FOR
NAME OF SERIES    RATE SCHEDULE    AGREEMENT  FISCAL YEAR   SUBMISSION
--------------   ---------------   ---------- ------------ ------------

Growth and      0.50% of the first   August        *           ***
Income Series   $25 million; 0.40%    30,
                of the next $75       1996
                million; 0.35% of
                the next $100
                million; 0.30% of
                amounts over $200
                million

Stock Index     0.10% of all         August        *           ***
Series          assets                30,
                                      1996

Venture Value   0.45% of the first   August        *           ***
Series          $100 million;         30,
                0.40% of the next     1996
                $400 million;
                0.35% of amounts
                over $500 million

-----------
* On June 15, 2000 and on June 17, 1999, the Trustees approved the continuance of the Current Nvest Agreement (and with respect to Venture Value Series, the Current Davis Agreement) for one-year periods commencing on August 30, 2000 and August 30, 1999, respectively.

** On June 15, 2000, the Trustees approved the continuance of this Current Nvest Agreement for a one-year period commencing on August 30, 2000.

*** Shareholders of the Series last approved their respective advisory or subadvisory agreement at a special meeting of shareholders held on December 28, 1995. The purpose of the submission of each agreement at that time was to approve its continuance following a change of control of NEIM (and Nvest) in connection with the merger of NEIM's (and New England Financial's) former parent company, New England Mutual Life Insurance Company (which also controlled Nvest), with and into MetLife, with MetLife as the surviving company, which merger was consummated on August 30, 1996.

**** Shareholders of Mid Cap Series last approved the subadvisory agreement for Mid Cap Series at a special meeting of shareholders held on April 13, 2000. The purpose of the submission of the agreement at that time was to approve the retention of Harris as subadviser to Mid Cap Series.

                                                                    APPENDIX B1
                     FORM OF NEW CAPITAL GROWTH AGREEMENT

                              ADVISORY AGREEMENT

  AGREEMENT entered into as of [    ], by and between NEW ENGLAND ZENITH FUND,
a Massachusetts business trust (the "Fund") with respect to its CAPITAL GROWTH SERIES (the "Series"), and CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP, a Massachusetts partnership (the "Adviser").

                                  WITNESSETH:

  WHEREAS, the Fund and the Adviser wish to enter into an agreement setting forth the terms upon which the Adviser will perform certain services for the Fund;

  NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

  1. The Fund hereby employs the Adviser to manage the investment and reinvestment of the assets belonging to the Series and to perform the other services herein set forth, subject to the supervision and control of the Board of Trustees of the Fund. The Adviser hereby accepts such employment and agrees, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Adviser shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

  2. In carrying out its obligations to manage the investment and reinvestment of the assets belonging to the Series, the Adviser shall:

    (a) obtain and evaluate such economic, statistical and financial data and information and undertake such additional investment research as it shall believe necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objective and policies;

    (b) take such steps as are necessary to implement the investment policies of the Series (and to ensure compliance by the Series with applicable state insurance laws governing permissible investments) by purchase and sale of securities, including the placing of orders for such purchase and sale; and

    (c) regularly report to the Board of Trustees with respect to the implementation of the investment policies of the Series.

  3. All activities in connection with the management of the affairs of the Series undertaken by the Adviser pursuant to this Agreement shall at all times be subject

                                     B1-1
to the supervision and control of the Board of Trustees, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

  4. In addition to performing at its expense the obligations set forth in section 2 hereof, the Adviser shall furnish to the Fund at the Adviser's own expense or pay the expenses of the Fund for the following:

    (a) office space in such place or places as may be agreed upon from time to time, and all necessary office supplies, facilities and equipment;

    (b) necessary executive and other personnel for managing the affairs of the Series, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the bank selected to perform such services);

    (c) compensation, if any, of Trustees of the Fund who are directors, officers, partners or employees of the Adviser or any affiliated person (other than a registered investment company) of the Adviser; and

    (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto, all annual, semiannual and periodic reports, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the business of the Series, to the shareholders thereof or otherwise to the Series, the Series to be treated for these purposes as a separate legal entity and fund.

  5. Nothing in section 4 hereof shall require the Adviser to bear, or to reimburse the Fund for:

    (a) any of the costs of printing and mailing the items referred to in sub-section (d) of section 4;

    (b) any of the costs of preparing, printing and distributing sales literature;

    (c) compensation of Trustees of the Fund who are not officers, directors, partners or employees of the Adviser or of any affiliated person (other than a registered investment company) of the Adviser;

    (d) registration, filing and other fees in connection with requirements of regulatory authorities;

    (e) the charges and expenses of any Custodian appointed by the Fund for custodial, paying agent, transfer agent and plan agent services;

    (f) charges and expenses of independent accountants retained by the Fund;

                                     B1-2

    (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

    (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

    (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

    (j) any cost of certificates representing shares of the Fund;

    (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with federal and state regulatory authorities;

    (l) expenses of meetings of shareholders and Trustees of the Fund; and

    (m) interest, including interest on borrowings by the Fund.

  6. (a) The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

  (b) To better enable it to fulfill its obligations hereunder, the Adviser has entered into a service agreement with New England Securities Corporation under which the latter has agreed to furnish such office space for the Fund and such clerical, bookkeeping, accounting, stenographic and administrative personnel and services as the Adviser may reasonably request.

  7. As full compensation for all services rendered, facilities furnished and expenses borne by the Adviser hereunder, the Fund shall pay the Adviser compensation at the annual rate of (a) .70% of the value of the net assets belonging to the Series, as calculated below, up to $200 million, (b) .65% of such value in excess of $200 million but less than or equal to $500 million,
(c) .60% of such value in excess of $500 million and (d) .55% of such value in excess of $2 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Adviser. Such compensation shall be calculated on the basis of the average of all the valuations of the net assets of the Series made as of the close of business on each business day during the period for which such compensation is paid. The Adviser hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

  8. If the total of all ordinary business expenses of the Series or the Fund as a whole (including investment advisory fees but excluding taxes, portfolio brokerage commissions and interest) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitation prescribed by any state in

                                     B1-3
which shares of the Series are qualified for sale, the total fee otherwise due the Adviser for such fiscal year pursuant to Section 7 hereof shall be reduced by the amount of such excess belonging to the Series, and, if, after giving effect to such reduction, the total of all such ordinary expenses continues to exceed any such applicable limitation, the Adviser shall pay any such continuing excess belonging to the Series; provided, however, that the Adviser will not reduce its fees nor pay any such expenses to an extent or under circumstances which would result in the inability of the Fund or the Series (if it were treated as a separate entity under the Internal Revenue Code of 1986, as amended) to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Series are to be calculated, that figure shall be computed in the manner described in section 7 above.

  9. It is understood that any of the shareholders, trustees, officers, employees and agents of the Fund may be a partner, shareholder, director, officer, employee or agent of, or be otherwise interested in the Adviser, any affiliated person of the Adviser, any organization in which the Adviser may have an interest or any organization which may have an interest in the Adviser; that the Adviser, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund and the Partnership Agreement of the Adviser, respectively, or by specific provisions of applicable law.

  10. This Agreement shall become effective as of the date of its execution, and

    (a) unless otherwise terminated, this Agreement shall continue in effect until August 30, 2001, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval;

    (b) this Agreement may at any time be terminated on sixty days' written notice to the Adviser either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

    (c) this Agreement shall automatically terminate in the event of its assignment;

    (d) this Agreement may be terminated by the Adviser on ninety days' written notice to the Fund;

                                     B1-4

    (e) if New England Securities Corporation, the Fund's principal underwriter, requires the Fund to change its name so as to eliminate all references to the words "New England" pursuant to the provisions of the Fund's Distribution Agreement or Distribution Agreements with said corporation, then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

  11. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Fund who are not interested persons of the Fund or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

  12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust.

  13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or reckless disregard of its obligations and duties hereunder, the Adviser shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

                                     B1-5

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

NEW ENGLAND ZENITH FUND

By _________________________
 John F. Guthrie
 Senior Vice President

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP

By: Kenbob, Inc., as General Partner

By _________________________
 Robert L. Kemp
 President

  A copy of the Agreement and Declaration of Trust establishing New England Zenith Fund (the "Fund") is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's Capital Growth Series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                     B1-6

                                                                    APPENDIX B2
                  FORM OF NVEST AGREEMENT FOR MID CAP SERIES

                            NEW ENGLAND ZENITH FUND

                             SUBADVISORY AGREEMENT
                     (HARRIS OAKMARK MID CAP VALUE SERIES)

  This Subadvisory Agreement (this "Agreement") is entered into as of [    ]
by and between New England Investment Management, Inc., a Massachusetts corporation (the "Manager"), and Harris Associates L.P. (the "Subadviser").

  WHEREAS, the Manager has entered into an Advisory Agreement dated May 1, 1998 (the "Advisory Agreement") with New England Zenith Fund (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Harris Oakmark Mid Cap Value Series of the Trust (the "Series");

  WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

  WHEREAS, the Manager desires to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Subadviser agree as follows:

  1. Subadvisory Services.

    a. The Subadviser shall, subject to the supervision of the Manager and in cooperation with the Manager, as administrator, or with any other administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Subadviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information, as revised or supplemented from time to time, relating to the Series (the "Prospectus"),
  (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code) and "segregated asset accounts" (as defined in Section 817 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law,

                                     B2-1
  including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions"); provided, however, that the Manager agrees to inform the Subadviser of any and all applicable state insurance law restrictions that operate to limit or restrict the investments the Series might otherwise make ("Insurance Restrictions"), and to inform the Subadviser promptly of any changes in such Insurance Restrictions. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

    b. The Subadviser shall furnish the Manager and the Administrator daily, weekly, monthly, quarterly and/or annual reports concerning portfolio transactions and the investment performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Subadviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act. The Subadviser shall furnish the Manager (which may also provide it to the Trust's Board of Trustees) with copies of all comment letters relevant to the Series received from the SEC following routine or special SEC examinations or inspections.

    c. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the SEC and any amendments or restatements thereof in the future and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

                                     B2-2

    d. Unless the Manager gives the Subadviser written instructions to the contrary, the Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interest of the Series' shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Series are invested.

  2. Obligations of the Manager.

    a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

    b. The Manager has furnished the Subadviser a copy of the Prospectus and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with relevant sections of minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports of the Trust with respect to the Series to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement, including, but not limited to, timely information relating to any Insurance Restrictions.

  3. Custodian. The Manager shall provide the Subadviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"). The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall provide timely instructions directly to the Trust's custodian, in the manner and form as required by the Trust's Custody Agreement (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Series' assets. Any assets added to the Series shall be delivered directly to the Custodian.

  4. Proprietary Rights. The Manager agrees and acknowledges that the Subadviser is the sole owner of the name and trade or service mark "Harris" or "Oakmark" and that all use of any designation consisting in whole or part of either such trade or service mark under this Agreement shall inure to the benefit of the Subadviser.

                                     B2-3

  5. Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

  6. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Subadviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act in all respects. To the extent consistent with applicable law and then-current SEC positions, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Subadviser. Not all such services or products need to be used by the Subadviser in managing the Series.

  7. Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.45% of the first $100 million of the average daily net assets of the Series during the Series' then-current fiscal year, 0.40% of the next $400 million of such assets and 0.35% of such assets in excess of $500 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

  8. Non-Exclusivity. The Manager agrees that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or

                                     B2-4
after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

  9. Liability and Indemnification. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, partners, managing directors, employees, affiliates or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of a violation of law, willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party's duties or by reason of reckless disregard by any Indemnified Party of its obligations and duties. The Manager shall hold harmless and indemnify the Subadviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising (i) from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Subadviser with respect to the Series under this Agreement or (ii) resulting from the failure of the Manager to inform the Subadviser of any applicable Insurance Restrictions or any changes therein. The Subadviser agrees to indemnify the Manager for any loss, liability, cost, damage or expense (including reasonable attorney's fees) resulting from a material misstatement or omission in the Series' Prospectus with respect to disclosure of the Series' investment objectives, policies and risks. The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

  10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

    a. unless otherwise terminated, this Agreement shall continue in effect until August 30, 2001, and from year to year thereafter so long as such

                                     B2-5
  continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

    b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

    c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

    d. this Agreement may be terminated by the Subadviser on sixty days' written notice to the Manager and the Trust, or, if approved by the Board of Trustees of the Trust, by the Manager on sixty days' written notice to the Subadviser; and

    e. if the Subadviser requires the Series to change its name so as to eliminate all references to the words "Harris" or "Oakmark," then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

  Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty. In the event of termination of this Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid on the first business day after the next succeeding month end.

  11. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law (as may be modified by any exemptions received by the Manager), such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

  12. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

                                     B2-6

  13. General.

    a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the Prospectus of the Series shall perform the portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date. The Subadviser shall use commercially reasonable efforts to inform the Manager of any such events enough time prior to the event taking effect such that allows the Manager sufficient time to prepare and file any necessary supplement to the Prospectus.

    b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

    c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

NEW ENGLAND INVESTMENT MANAGEMENT, INC.

By: ________________________
 John F. Guthrie, Jr.
 Senior Vice President

HARRIS ASSOCIATES L.P.
By: Harris Associates, Inc., as General Partner

By: ________________________
 Name:
 Title:

                                     B2-7

                                                                    APPENDIX B3
                          FORM OF NEW NVEST AGREEMENT
    (FOR NVEST SERIES OTHER THAN CAPITAL GROWTH SERIES AND MID CAP SERIES)

                            NEW ENGLAND ZENITH FUND

                            SUB-ADVISORY AGREEMENT
                      (BACK BAY ADVISORS MANAGED SERIES)

  This Sub-Advisory Agreement (this "Agreement") is entered into as of [   ]
by and between New England Investment Management, Inc. a Massachusetts corporation (the "Manager") and Back Bay Advisors, L.P. (the "Sub-Adviser").

  WHEREAS, the Manager has entered into an Advisory Agreement dated August 30, 1996 (the "Advisory Agreement") with New England Zenith Fund (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Back Bay Advisors Managed Series of the Trust (the "Series");

  WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

  WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

    1. Sub-Advisory Services.

      a. The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in
    Section 851 of the Code) and Section 817 of the Code, all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable

                                     B3-1
    provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

      b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

      c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange
    Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

    2. Obligations of the Manager.

      a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

                                     B3-2

      b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

    3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

    4. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

    5. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders

                                     B3-3
  for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. Not all such services or products need to be used by the Sub-Adviser in managing the Series.

    6. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of .25% of the first $50 million in average net assets and .20% of the excess over $50 million in average net assets. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Trust; however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.

    7. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.


                                     B3-4

    8. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser with respect to the Series under this Agreement. The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

    9. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

      a. unless otherwise terminated, this Agreement shall continue in effect until August 30, 2001, and from year to year thereafter so long as such continuance is specifically approved at least annually
    (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

      b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

      c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

      d. this Agreement may be terminated by the Sub-Adviser on sixty days' written notice to the Manager and the Trust, or, if approved by the Board of Trustees of the Trust, by the Manager on sixty days' written notice to the Sub-Adviser; and


                                     B3-5

      e. if the Sub-Adviser requires the Series to change its name so as to eliminate all references to Back Bay Advisors, L.P., then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

  Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

    10. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

    11. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

    12. General.

      a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

      b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.


                                     B3-6

      c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

NEW ENGLAND INVESTMENT MANAGEMENT


By_____________________________________
 John F. Guthrie, Jr.
 Senior Vice President

BACK BAY ADVISORS, L.P.
By: Back Bay Advisors, Inc., as General Partner


By_____________________________________
 Name:
 Title:

                                     B3-7

                                                                    APPENDIX B4
                          FORM OF NEW DAVIS AGREEMENT

                            NEW ENGLAND ZENITH FUND

                            SUB-ADVISORY AGREEMENT
                         (DAVIS VENTURE VALUE SERIES)

  This Sub-Advisory Agreement (this "Agreement") is entered into as of [    ]
by and among New England Investment Management, Inc. a Massachusetts corporation (the "Manager"), Davis Selected Advisers, L.P., a Delaware limited partnership (the "Sub-Adviser"), and Davis Selected Advisers--NY, Inc., a Delaware corporation ("DSA-NY").

  WHEREAS, the Manager has entered into an Advisory Agreement dated August 30, 1996 (the "Advisory Agreement") with New England Zenith Fund (the "Trust"), pursuant to which the Manager provides portfolio management and administrative services to the Davis Venture Value Series of the Trust (the "Series");

  WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

  WHEREAS, the Manager desires to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement;

  WHEREAS, the Manager and the Sub-Adviser desire to retain DSA-NY to render certain services as described herein.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Manager and the Sub-Adviser agree as follows:

  1. Sub-Advisory Services.

    a. The Sub-Adviser shall, subject to the supervision of the Manager and in cooperation with any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series. The Sub-Adviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code)

                                     B4-1
  and Section 817 of the Code, all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine. Notwithstanding the foregoing provisions of this Section 1.a, however, the Sub-Adviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Series as the Manager shall determine are necessary in order for the Series to comply with the Policies.

    b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of the Series with representatives or agents of the Manager, the Administrator or the Trust at their reasonable request. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager, the Administrator or the Trust with such other information and reports as may reasonably be requested by the Manager, the Administrator or the Trust from time to time, including without limitation all material as reasonably may be requested to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act.

    c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's and DSA-NY's respective Forms ADV as filed with the Securities and Exchange Commission and as amended from time to time and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

  2. Obligations of the Manager.

    a. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets in the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

                                     B4-2

    b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the Trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

  3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is required by and taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

  4. Proprietary Rights. The Manager agrees and acknowledges that the Sub-Adviser is the sole owner of the name and mark "Venture" and that all use of any designation consisting in whole or part of "Venture" (a "Venture Mark") under this Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any Venture Mark in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Trust not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any Venture Mark(s) as soon as reasonably practicable.

  5. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any expenses of the Manager or the Trust including, without limitation, (a) interest and

                                     B4-3
taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

  6. Purchase and Sale of Assets. Absent instructions from the Manager to the contrary, the Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received.

  7. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Manager shall pay the Sub-Adviser compensation at the annual rate of 0.45% of the first $100 million of the average daily net assets of the Series, 0.40% of the next $400 million of such assets and 0.35% of such assets in excess of $500 million. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement. The Manager may from time to time waive the compensation it is entitled to receive from the Trust, however, any such waiver will have no effect on the Manager's obligation to pay the Sub-Adviser the compensation provided for herein.

  8. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes

                                     B4-4
hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Trust or the Manager in any way or otherwise be deemed an agent of the Trust or the Manager.

  9. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser, DSA-NY nor any of their officers, directors, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's or DSA-NY's duties or by reason of reckless disregard by the Sub-Adviser or DSA-NY of their obligations and duties. The Manager shall hold harmless and indemnify the Sub-Adviser and DSA-NY for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series that is not based upon the obligations of the Sub-Adviser or DSA-NY with respect to the Series under this Agreement. The Manager acknowledges and agrees that the Sub-Adviser and DSA-NY make no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Sub-Adviser or DSA-NY, whether public or private.

  10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

    a. unless otherwise terminated, this Agreement shall continue in effect until August 30, 2001, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager, the Sub-Adviser or DSA-NY, cast in person at a meeting called for the purpose of voting on such approval;

    b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

    c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement;

    d. this Agreement may be terminated by the Sub-Adviser on sixty days' written notice to the Manager and the Trust, or, if approved by the Board of

                                     B4-5

  Trustees of the Trust, by the Manager on sixty days' written notice to the Sub-Adviser; and

    e. if the Sub-Adviser requires the Series to change its name so as to eliminate all references to the word "Venture" then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

  Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

  11. Amendment. This Agreement may be amended at any time by mutual consent of the Manager, the Sub-Adviser and DSA-NY, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager, the Sub-Adviser or DSA-NY, cast in person at a meeting called for the purpose of voting on such approval.

  12. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

  13. Delegation to DSA-NY etc.

    a. The Sub-Adviser may from time to time delegate to DSA-NY any or all of the responsibilities of the Sub-Adviser hereunder (but shall not delegate any of the rights of the Sub-Adviser hereunder); provided, however, that the Sub-Adviser shall be liable under this Agreement for any acts or omissions of DSA-NY to the same extent as if such acts or omissions were committed by the Sub-Adviser itself.

    b. The Sub-Adviser shall compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services hereunder. In no event shall DSA-NY be entitled to any compensation hereunder from any person other than the Sub-Adviser (including without limitation the Manager, the Administrator or the Trust).

                                     B4-6

  14. General.

    a. The Sub-Adviser and DSA-NY may perform their services through any of their employees, officers or agents, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser or DSA-NY, identified in such notice, shall assume such duties as of a specific date.

    b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

    c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

NEW ENGLAND INVESTMENT MANAGEMENT, INC.

By: ________________________
  John F. Guthrie, Jr.
  Senior Vice President

DAVIS SELECTED ADVISERS, L.P.

By: Davis Investments, LLC, Inc., as General Partner

By: ________________________
  Name:
  Title:

DAVIS SELECTED ADVISERS--NY, INC.

By: ________________________
  Name:
  Title:

                                     B4-7

                                                                    APPENDIX C1

           CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE NVEST ADVISERS

  The Nvest Advisers acts as investment adviser or subadviser to the following other mutual funds that have investment objectives similar to the relevant Nvest Series's, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

                                                                                     RELATIONSHIP
                                                                                       TO OTHER
    OTHER FUND(S)       NET ASSETS OF                                                    FUND
         WITH           OTHER FUNDS AT                                               (ADVISER OR
  SIMILAR OBJECTIVES    JUNE 30, 2000                    FEE RATE                    SUBADVISER)
  ------------------    --------------                   --------                    ------------
CGM--CAPITAL GROWTH
Nvest Growth Fund       $1,688,410,971 0.75% for first $200 million                      Adviser
                                       0.70% for next $300 million
                                       0.65% for next $1.5 billion
                                       0.60% for amounts in excess of $2 billion
New England             $   69,870,427 0.3066% for all assets                            Adviser
 Variable
 Annuity
 Fund I
BACK BAY--MONEY MARKET
Nvest Cash              $  770,276,345  0.205% for first $500 million                 Subadviser
 Management                            0.180% for next $500 million
 Trust Money                           0.160% for next $500 million
 Market Series                         0.140% for next $500 million
                                       0.120% for amounts in  excess of $2 billion
BACK BAY--BOND INCOME
Nvest Bond              $  295,838,121 0.2500% for first $100 million                 Subadviser
 Income Fund
                                       0.1875% for amounts in excess of $100 million
Total Return Bond Fund  $   37,827,229 0.35% for all assets(/1/)                         Adviser

-----------
(1) Back Bay has voluntarily waived all advisory fees and reimbursed expenses equal to 0.17% with respect to Class A, B and C shares of Total Return Bond Fund. Back Bay can terminate this voluntary waiver and reimbursement at anytime.

                                     C1-1

                                                                                   RELATIONSHIP TO
                         NET ASSETS OF                                               OTHER FUND
  OTHER FUND(S) WITH     OTHER FUNDS AT                                              (ADVISER OR
  SIMILAR OBJECTIVES     JUNE 30, 2000                   FEE RATE                    SUBADVISER)
  ------------------     --------------                  --------                  ---------------
BACK BAY--MANAGED SERIES
None
LOOMIS SAYLES--SMALL CAP
Loomis Sayles Small       $232,491,555  0.75% for all assets(/2/)                    Adviser
 Cap Growth Fund
Loomis Sayles Small       $123,511,528  0.75% for all assets(/3/)                    Adviser
 Company
 Growth Fund
Nvest Star                $  7,979,795  0.55% for first $50 million                  Subadviser
 Small Cap Fund                         0.50% for amounts in excess of $50 million
 (Loomis portion)
Loomis Sayles Small Cap   $303,148,369  0.75% for all assets(/4/)                    Adviser
 Value Fund
Loomis Sayles Small       $ 43,858,202  0.75% for all assets(/5/)                    Adviser
 Company
 Value Fund
Nvest Star                $ 27,686,858  0.55% for first $50 million                  Subadviser
 Value Fund                             0.50% next $200 million
 (Loomis portion)                       0.475% for amounts in excess of
                                         $250 million
Maxim Loomis              $ 90,876,900  0.50% for first $10 million                  Subadviser
 Sayles Small                           0.45% for next $15 million
 Cap Value                              0.40% for next $75 million
 Portfolio                              0.30% for amounts in
                                         excess of $100 million

-----------
(2) Loomis has undertaken to limit the expenses of Loomis Sayles Small Cap Growth Fund's Institutional, Retail, and Admin Classes of shares to the annual rates of 1.00%, 1.25%, and 1.50%, respectively, at least through February 1, 2001. For the nine-month period ended June 30, 2000, the expenses of Loomis Sayles Small Cap Growth Fund have been below these limits, so no reimbursements have taken place.
(3) Loomis has undertaken to limit the expenses of Loomis Sayles Small Company Growth Fund to an annual rate of 0.90% through at least February 1, 2001. For the nine months ended June 30, 2000, Loomis reimbursed the Loomis Sayles Small Company Growth Fund at an annual rate of approximately 0.08%.
(4) Loomis has undertaken to limit the expenses of Loomis Sayles Small Cap Value Fund's Institutional, Retail and Admin Classes of shares to the annual rates of 1.00%, 1.25%, and 1.50%, respectively, at least through February 1, 2001. For the nine-month period ended June 30, 2000, the expenses of Loomis Sayles Small Cap Value Fund have been below these limits, so no reimbursements have taken place.
(5) Loomis has undertaken to limit the expenses of the Loomis Sayles Small Company Value Fund to the annual rate of 0.90% through at least February 1, 2001. For the nine months ended June 30, 2000, Loomis reimbursed the Loomis Sayles Small Company Value Fund for expenses at an annual rate of approximately 0.27%.


                                     C1-2

                                                                                       RELATIONSHIP TO
                         NET ASSETS OF                                                   OTHER FUND
  OTHER FUND(S) WITH     OTHER FUNDS AT                                                  (ADVISER OR
  SIMILAR OBJECTIVES     JUNE 30, 2000                     FEE RATE                      SUBADVISER)
  ------------------     --------------                    --------                    ---------------
HARRIS--MID CAP
The Oakmark Select Fund  $1,532,980,875 1.00% for first $1 billion                       Adviser
                                        0.95% for next $500 million
                                        0.90% for next $500 million
                                        0.85% for next $500 million
                                        0.80% for next $2.5 billion
                                        0.75% for amounts in excess of $5 billion(/6/)
Massachusetts            $   25,797,438 0.50% for first $100 million                     Subadviser
 Mutual Focused                         0.45% for next $400 million
 Value Fund                             0.40% for amounts in excess of$500 million
Masters Select           $    4,495,724 0.65% for first $50 million                      Subadviser
 Value Fund                             0.60% for next $50 million
                                        0.55% for amounts in excess of$100 million
Nvest Star Value         $   52,698,095 0.50% for first $100 million                     Subadviser
 Fund (Harris Portion)                  0.45% for amounts in excess of$100 million

WESTPEAK--GROWTH AND INCOME
Nvest Growth and Income  $  537,380,335 0.50% for first $25 million                      Subadviser
 Fund
                                        0.40% for next $75 million
                                        0.35% for next $100 million
                                        0.30% for amounts in excess of $200 million
Nvest Star Value Fund    $   53,890,340 0.50% for first $25 million                      Subadviser
 (Westpeak Portion)
                                        0.40% for next $75 million
                                        0.35% for next $100 million
                                        0.30% for amounts in excess
                                        of $200 million
WESTPEAK--STOCK INDEX
None

-----------
(6) For The Oakmark Select Fund, Harris has voluntarily agreed to reimburse The Oakmark Select Fund to the extent annual expenses exceed 1.50% of that fund's average net assets.

                                     C1-3

                                                                    APPENDIX C2

                  CERTAIN OTHER MUTUAL FUNDS ADVISED BY DAVIS

  Davis acts as investment adviser or subadviser to the following other mutual funds that have investment objectives similar to Venture Value Series, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

                                                                       RELATIONSHIP
                            NET ASSETS                                   TO OTHER
                             OF  OTHER                                     FUND
   OTHER FUND(S) WITH        FUNDS AT                                  (ADVISER OR
   SIMILAR OBJECTIVES      JUNE 30, 2000            FEE RATE           SUBADVISER)
   ------------------     ---------------           --------           ------------
Davis New York Venture    $18,971,939,626 0.75% for first $250 million   Adviser
Fund
                                          0.65% for next $250 million
                                          0.55% for next $2.5 billion
                                          0.54% for next $1 billion
                                          0.53% for next $1 billion
                                          0.52% for next $1 billion
                                          0.51% for next $1 billion
                                          0.50% for amounts in excess
                                           of $7 billion
Davis Value Portfolio     $    37,208,083 0.75% for all assets           Adviser
Selected American Shares  $ 4,584,533,533 0.65% for first $500 million   Adviser
Fund
                                          0.60% for next $500 million
                                          0.55% for next $2 billion
                                          0.54% for next $1 billion
                                          0.53% for next $1 billion
                                          0.52% for next $1 billion
                                          0.51% for next $1 billion
                                          0.50% for amounts in excess
                                           of $7 billion

                                     C2-1

                                                                     APPENDIX D

                              BROKERAGE PRACTICES

  Following is a summary of the brokerage practices of the Nvest Advisers and
Davis:

  General. Subject to the overriding objective of obtaining the best possible execution of orders and subject to procedures adopted by the Trustees, the Series' brokerage transactions may be executed by brokers that are affiliated with Nvest or the Nvest Advisers or Davis. Any such transactions will comply with Rule 17e-1 under the Investment Company Act. In order for the affiliated broker to effect portfolio transactions for the relevant Series, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

  Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Series as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Series' dealer in connection with such transactions.

  To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Nvest Advisers may allocate brokerage transactions to broker-dealers that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Series toward the reduction of that Series's expenses, subject to the requirement that the Nvest Advisers or Davis will seek best execution. The Trust has entered into such arrangements with State Street Brokerage Services, Inc. and Vandham Securities Corp. CGM has allocated brokerage transactions to Vandham Securities Corp. for Capital Growth Series. Loomis, Westpeak and Davis have each allocated brokerage transactions to State Street Brokerage Services, Inc. under such arrangements for the respective Series they manage.

  It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

  CGM (with respect to Capital Growth Series). In placing orders for the purchase and sale of portfolio securities for Capital Growth Series, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers that make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker that CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to Capital Growth Series. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

  Back Bay (with respect to Money Market Series, Bond Income Series and Managed Series). In placing orders for the purchase and sale of portfolio securities for each Series, Back Bay will always seek the best price and execution. It is expected that the Series' portfolio transactions will generally be with issuers or dealers in money market instruments acting as principal. Accordingly, the Series do not anticipate that they will pay significant brokerage commissions. Some of the portfolio transactions for each Fund are placed with dealers who provide Back Bay with supplementary investment and statistical information or furnish market quotations to the Series or other investment companies advised by Back Bay. The business would not be so placed if the Series would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these research services, they may, to the extent used, tend to reduce the expenses of Back Bay. The research services may also be used by Back Bay in connection with its other advisory accounts and in some cases may not be used with respect to the Series.

  Loomis (with respect to Small Cap Series). In placing orders for the purchase and sale of securities, Loomis always seeks the best price and execution. Some of Small Cap Series's portfolio transactions are placed with brokers and dealers that provide Loomis with supplementary investment and statistical information or furnish market quotations to Small Cap Series or other investment companies advised by Loomis. The business would not be so placed if the Small Cap Series would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Loomis. The services may also be used by Loomis in connection with their other advisory accounts and in some cases may not be used with respect to Small Cap Series.

  In addition, Loomis may cause Small Cap Series to pay a broker-dealer that provides brokerage and research services to Loomis an amount of commission for effecting a securities transaction for Small Cap Series in excess of the amount another broker-dealer would have charged for effecting that transaction. Loomis must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Loomis' overall responsibilities to Small Cap Series and its other clients. Loomis' authority to cause Small Cap Series to pay such greater commissions is also subject to such policies as the Nvest Funds Trustees may adopt from time to time.

  Harris Associates (with respect to Mid Cap Series). In placing orders for the purchase and sale of portfolio securities, Harris always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers that make the market for such securities unless, in the judgment of Harris, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers. Subject to the above standard, portfolio transactions for Mid Cap Series may be executed through Harris Associates Securities L.P., a registered broker-dealer and an affiliate of Harris.

  Harris selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

  Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker which Harris believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris's expenses.

  Harris may cause Mid Cap Series to pay a broker-dealer that provides brokerage and research services to Harris an amount of commission for effecting a securities transaction for Mid Cap Series in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris's overall responsibilities to Mid Cap Series and its other clients. Harris' authority to cause Mid Cap Series to pay such greater commissions is also subject to such policies as the Nvest Funds Trustees may adopt from time to time.

  Harris may cause portfolio transactions for Mid Cap Series to be executed by Harris Associates Securities L.P. ("HASLP"), a brokerage firm that is affiliated with Harris because the Harris General Partner is the sole general partner of each of HASLP and Harris. Mid Cap Series pays brokerage commissions to this brokerage firm for executing these portfolio transactions. Appendix E contains information about these commission payments.

  Westpeak (with respect to Growth and Income Series and Stock Index
Series). In placing orders for the purchase and sale of securities, Westpeak always seeks best execution. Westpeak selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak may cause the Series to pay a broker-dealer that provides brokerage and research services to Westpeak an amount of commission for effecting a securities transaction for the Series in excess of the amount another broker-dealer would have charged effecting that transaction. Westpeak must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's overall responsibilities to the Series and its other clients. Westpeak's authority to cause the Series it manages to pay such greater commissions is also subject to such policies as the Nvest Funds Trustees may adopt from time to time.

  Davis (with respect to Venture Value Series). Shelby Cullom Davis & Co. ("SCD") is a broker-dealer who may be considered an affiliated person of Davis because it is also controlled by Davis family members. SCD executes certain brokerage transactions for Venture Value Series. Davis follows procedures designed to ensure that the commissions paid to SCD are equal to or less than those paid to other brokers in connection with comparable transactions involving similar securities and that the commissions charged Venture Value Series by SCD do not exceed commissions charged to other clients in connection with comparable transactions involving similar securities. Appendix E contains information about these commission payments.

                                                                      APPENDIX E

                                         BROKERAGE COMMISSIONS PERCENTAGE OF FUND'S
                                          ON FUND'S PORTFOLIO     TOTAL BROKERAGE
                                         TRANSACTIONS PAID TO   COMMISSIONS PAID TO
                           ADVISORY FEE     NVEST ADVISERS'     NVEST ADVISERS' (OR
                          PAID TO NVEST      (OR DAVIS'S)             DAVIS')
      NAME OF FUND        ADVISER/DAVIS* BROKERAGE AFFILIATES* BROKERAGE AFFILIATES*
      ------------        -------------- --------------------- ---------------------
Money Market Series         $  139,597              N/A                  N/A
Bond Income Series          $  278,259              N/A                  N/A
Managed Series              $  218,689              N/A                  N/A
Capital Growth Series       $6,008,404              N/A                  N/A
Venture Value Series        $1,436,619          $10,025                 2.21%
Mid Cap Value Series        $   80,688          $ 7,780                43.96%
Small Cap Series            $  883,248              N/A                  N/A
Growth and Income Series    $  692,235              N/A                  N/A
Stock Index Series          $  135,341              N/A                  N/A

-----------
* For the six months ended June 30, 2000.

                                                                     APPENDIX F

   PROPOSED AMENDED AND RESTATED DECLARATION OF TRUST PROPOSED IN PROPOSAL 4
           MARKED TO SHOW CHANGES FROM CURRENT DECLARATION OF TRUST*

                            NEW ENGLAND ZENITH FUND

                             AMENDED AND RESTATED
                             --------------------
                      AGREEMENT AND DECLARATION OF TRUST

  (THIS) THIS AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made at
         -------------------------
Boston, Massachusetts this [   ] day of [   ], 2000 by the Trustees hereunder
                           -----        ------------
and the holders of shares of beneficial interest issued hereunder and to be issued hereunder as hereinafter provided:

  WITNESSETH that
  ---------------

  WHEREAS, this Trust was made at Boston, Massachusetts on December 16, 1986,
  ---------------------------------------------------------------------------
and was most recently amended on April 27, 2000;
------------------------------------------------

  WHEREAS, this Trust was formed to carry on the business of an investment
  ------------------------------------------------------------------------
company;
-------

  WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts (business trust) voluntary association with
                                                      --------------------------
transferable shares in accordance with the provisions hereinafter set forth;
-------------------

  AND WHEREAS, the Trustees desire to amend and restate the Declaration of
  ------------------------------------------------------------------------
Trust of this Trust in order to update certain provisions hereof;
------------------------------------------------------------------

  NOW, THEREFORE, the Trustees (hereby direct that this Agreement and Declaration of Trust be filed with the Secretary of The Commonwealth of Massachusetts and with the City Clerk of the City of Boston and do) hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as (Trustees) Trustee hereunder, IN
                                                          -------
TRUST to manage and dispose of the same upon the following terms and conditions for the (pro rata) benefit of the holders from time to time of (Shares) shares in this Trust as hereinafter set forth.
         ------
                                   ARTICLE I

                             Name and Definitions

  Section 1. This Trust shall be known as "New England Zenith Fund" and the
                                          -                       -
Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.



---------------
* In this EDGAR filing additions appear as underlined text and deletions appear inside parentheses.

  Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

  (a) "Trust" refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended from time to time;

  (b) "Trustees" refers to the Trustees of the Trust named in Article IV hereof or elected in accordance with such Article;

  (c) "Shares" means the equal proportionate units of interest into which the beneficial interest in the Trust or in the Trust property belonging to any Series of the Trust or in any class of Shares of the Trust (as the context may
                    ---------------------------------------
require) shall be divided from time to time;


  (d) "Shareholder" means a record owner of Shares;

  (e) "1940 Act" refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

  (f) The terms "Commission" and "principal underwriter" shall have the meanings given them in the 1940 Act;

  (g) "Declaration of Trust" or "Declaration" shall mean this Agreement and
                             ----------------
Declaration of Trust, as amended or restated from time to time;

  (h) "By-Laws" shall mean the By-Laws of the Trust, as amended from time to time;

  (i) "Series Company" refers to the form of registered open-end investment company described in Section 18(f)(2) of the 1940 Act or in any successor statutory provision; (and)

  (j) "Series" refers to Series of Shares established and designated under or in accordance with the provisions of Article III;

  (k) "Multi-Class Series" refers to Series of Shares established and
  --------------------------------------------------------------------
designated as Multi-Class Series under or in accordance with the provisions of
------------------------------------------------------------------------------
Article III, Section 6; and
---------------------------

  (l) The terms "class" and "class of Shares" refer to each class of Shares
  -------------------------------------------------------------------------
into which the Shares of any Multi-Class Series may from time to time be
------------------------------------------------------------------------
divided in accordance with the provisions of Article III.
---------------------------------------------------------

                                  ARTICLE II

                               Purpose of Trust

  The purpose of the Trust is to provide investors a managed investment primarily in securities (including options), debt instruments, commodities, commodity contracts and options thereon.

                                  ARTICLE III

                                    Shares

  Section 1. Division of Beneficial Interest. The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares, without par value. Subject to the provisions of Section 6 of this Article III, each Share shall have voting rights as provided in Article V hereof, and holders of the Shares of any Series or class shall be entitled to receive
                                    --------
dividends, when and as declared with respect thereto in the manner provided in
Article VI, Section 1 hereof. (No) Except as otherwise provided in Section 6 of
                                  ---------------------------------------------
this Article III with respect to Shares of Multi-Class Series, no Share shall
-----------------------------------------------------------------
have any priority or preference over any other Share of the same Series with respect to dividends or distributions upon termination of the Trust or of such Series made pursuant to Article VIII, Section 4 hereof. (All) Except as
                                                             -----------
otherwise provided in Section 6 of this Article III with respect to Shares of
-----------------------------------------------------------------------------
Multi-Class Series, all dividends and distributions shall be made ratably
-----------------------
among all Shareholders of a particular Series from the assets belonging to such Series according to the number of Shares of such Series held of record by such Shareholders on the record date for any dividend or distribution or on
                                                      ---------------
the date of termination, as the case may be. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. The Trustees may from time to time divide or combine the Shares of any particular Series or class into a greater or lesser
                                            --------
number of Shares of that Series or class without thereby changing the proportionate beneficial interest of the Shares of that Series or class in the
                                                               --------
assets belonging to that Series or attributable to that class or in any way
                                   -----------------------------
affecting the rights of Shares of any other Series or class.
                                                   --------

  Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and class.
                                                                   ---------
No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series and class and similar matters. The record books of the Trust as kept by
           ---------
the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series and class and as to
                                                             ---------
the number of Shares of each Series and class held from time to time by each.
                                    ---------

  Section 3. Investments in the Trust. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration as they from time to time authorize.

  Section 4. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but (shall entitle) entitles such representative only to the rights of said deceased
         --------
Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholders, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

  Section 5. Power of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provisions of this Declaration of Trust and without limiting the power of the Trustees to amend the Declaration of Trust as provided elsewhere herein, the Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust for the purpose of (i) responding to or complying with any regulations, orders,
                 -
rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust, or (ii) designating and establishing Series or classes in addition to (the Series) those established in Section 6 of this
----------                             -----
Article III; provided that before adopting any such amendment without Shareholder approval the Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders. The establishment and designation of any Series (or class) of Shares in addition to the Series established and designated in Section 6 of this Article III shall be effective upon the execution by a majority of the then Trustees of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such instrument. The
                                                                         ---
establishment and designation of any class of Shares shall be effective upon
----------------------------------------------------------------------------
either
------
the execution by a majority of the then Trustees of an amendment to this
------------------------------------------------------------------------
Declaration of Trust or the adoption by vote or written consent of a majority
-----------------------------------------------------------------------------
of the then Trustees of a resolution setting forth such establishment and
--------------------------------------------------------------------------
designation and the relative rights and preferences of such class and such
--------------------------------------------------------------------------
eligibility requirements for investment therein as the Trustees may determine,
------------------------------------------------------------------------------
or as otherwise provided in such amendment or resolution.
---------------------------------------------------------

  Without limiting the generality of the foregoing, the Trustees may, for the above-stated purposes, amend the Declaration of Trust to:

  (a) create one or more Series or classes of Shares (in addition to any Series or classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine, and reclassify any or all outstanding Shares as shares of particular Series or classes in accordance with such eligibility requirements;

  (b) amend any of the provisions set forth in paragraphs (a) through ((i))(j)
                                                                          ----
of Section 6 of this Article III;

  (c) combine one or more Series or classes of Shares into a single Series or class on such terms and conditions as the Trustees shall determine;

  (d) change or eliminate any eligibility requirements for investment in Shares of any Series or class, including without limitation the power to provide for the issue of Shares of any Series or class in connection with any merger or consolidation of the Trust with another trust or company or any acquisition by the Trust of part or all of the assets of another trust or company;

  (e) change the designation of any Series or class of Shares;

  (f) change the method of allocating dividends among the various Series and classes of Shares;

  (g) allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more Series or classes of Shares; and
        ---

  (h) specifically allocate assets to any or all Series (or classes) of Shares or create one or more additional Series (or classes) of Shares which are preferred over all other Series (or classes) of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or any classes of
                                                                          --
Shares thereof.
---------------

  Section 6. Establishment and Designation of Series and Classes. Without
                                                     -----------
limiting the authority of the Trustees set forth in Section 5, inter alia, to establish and designate any further Series or classes or to modify the rights and preferences of any Series or class, each of the following Series shall be, and is hereby, established and designated: (1) the "Back Bay Advisors Money Market Series," (2) the "Back Bay Advisors Bond Income Series," (3) the "Capital Growth Series," (4) the "Westpeak Stock Index Series," (5) the "Back Bay Advisors Managed Series," (6) the "Westpeak Growth and Income Series," (7) the "Harris Mid Cap Value Series," (8) the "Loomis Sayles Small Cap Series,"
(9) the "Balanced Series," (10) the "Morgan Stanley International Magnum Equity Series," (11) the "Salomon Brothers U.S. Government Series," (12) the "Salomon Brothers Strategic Bond Opportunities Series," (13) the "Davis Venture Value Series," (14) the "Alger Equity Growth Series," (15) the "MFS Investors Series," and (16) the "MFS Research Managers Series."

  Shares of each Series established in this Section 6 shall have the following (relative) rights and preferences relative to Shares of each other Series, and
                                  --------------------------------------------
Shares of each class of a Multi-Class Series shall have such rights and
-----------------------------------------------------------------------
preferences relative to other classes of the same Series as are set forth
--------------------------------------------------------------------------
below, together with such other rights and preferences relative to such other
-----------------------------------------------------------------------------
classes as are set forth in any resolution of the Trustees establishing and
---------------------------------------------------------------------------
designating such class of Shares:
---------------------------------

  (a) Assets belonging to Series. Subject to the provisions of paragraph (c)
  --------------------------------------------------------------------------
of this Section 6:
-----------------

    ((a) Assets Belonging to Series.) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

  (b) Liabilities Belonging to Series. Subject to the provisions of paragraph
  ---------------------------------------------------------------------------
(c) of this Section 6:
----------------------

    ((b) Liabilities Belonging to Series.) The assets belonging to each particular Series shall be charged solely with the liabilities of the
  Trust in respect to that Series, the expenses, costs, charges and reserves attributable to that Series, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular Series but which are allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in a manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves so charged to a Series are herein referred to as "liabilities belonging to" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the (holders) Shareholders of all Series for all purposes.
            ------------
  (c) Apportionment of Assets etc. in Case of Multi-Class Series. In the case
  ----------------------------------------------------------------------------
of any Multi-Class Series, to the extent necessary or appropriate to give
--------------------------------------------------------------------------
effect to the relative rights and preferences of any classes of Shares of such
------------------------------------------------------------------------------
Series, (i) any assets, income, earnings, profits, proceeds, liabilities,
-------------------------------------------------------------------------
expenses, charges, costs and reserves belonging or attributable to that Series
------------------------------------------------------------------------------
may be allocated or attributed to a particular class of Shares of that Series
-----------------------------------------------------------------------------
or apportioned among two or more classes of Shares of that Series; and (ii)
---------------------------------------------------------------------------
Shares of any class of such Series may have priority or preference over shares
------------------------------------------------------------------------------
of other classes of such Series with respect to dividends or distributions
--------------------------------------------------------------------------
upon termination of the Trust or of such Series or class or otherwise,
----------------------------------------------------------------------
provided that no Share shall have any priority or preference over any other
---------------------------------------------------------------------------
Shares of the same class and that all dividends and distributions to
--------------------------------------------------------------------
Shareholders of a particular class shall be made ratably among all
------------------------------------------------------------------
Shareholders of such class according to the number of Shares of such class
--------------------------------------------------------------------------
held of record by such Shareholders on the record date for any dividend or
--------------------------------------------------------------------------
distribution or on the date of termination, as the case may be.
---------------------------------------------------------------

  (d) Dividends, Distributions, Redemptions and Repurchases. Notwithstanding
  ---
any other provisions of this Declaration, including, without limitation,
Article VI, no dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series()) or class)
                                                                   ----------
with respect to, nor any redemption or repurchase of, the Shares of any Series or class shall be effected by the Trust other than from the assets belonging
--------
to such Series or attributable to such class, nor shall any Shareholder of any
               -----------------------------
particular Series or
                  --
class otherwise have any right or claim against the assets belonging to any
-----
other Series or attributable to any other class except to the extent that such
             ----------------------------------
Shareholder has such a right or claim hereunder as a Shareholder of such other Series or class.
       --------

  ((d))(e) Voting. Notwithstanding any of the other provisions of this
       --
Declaration, including, without limitation, Section 1 of Article V, the Shareholders of any particular Series or class shall not be entitled to vote on any matters as to which such Series or class is not affected. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall (be voted by individual Series, unless otherwise,) except as
                                                              ----------
otherwise provided in the By-Laws, be voted in the aggregate as a single class
------------------------------------------------------------------------------
without regard to Series or class of Shares, except that (1) when required by
-----------------------------------------------------------------
the 1940 Act (or other applicable law.) when the Trustees shall have determined
                                       ----------------------------------------
that the matter affects one or more Series or classes of Shares materially
--------------------------------------------------------------------------
differently, Shares shall be voted by individual Series or class and (2) when
-----------------------------------------------------------------------------
the matter affects only the interests of one or more Series or classes, only
----------------------------------------------------------------------------
Shareholders of such Series or classes shall be entitled to vote thereon.
-------------------------------------------------------------------------
There shall be no cumulative voting in the election of Trustees.
----------------------------------------------------------------

  ((e) Equality. All)(f) Equality. Except to the extent necessary or appropriate
                     ----------------------------------------------------------
to give effect to the relative rights and preferences of any classes of Shares
------------------------------------------------------------------------------
of a Multi-Class Series, all the Shares of each particular Series shall
----------------------------
represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities belonging to that Series), and each Share of any particular Series shall be equal to each other Share of that Series.
All the Shares of each particular class of Shares within a Multi-Class Series shall represent an equal proportionate interest in the assets belonging to such Series that are attributable to such class (subject to the liabilities attributable to such class), and each Share of any particular class within a Multi-Class Series shall be equal to each other Share of such class.

  (g)((f)) Fractions. Any fractional Share of a Series or class shall carry
                                                       --------
proportionately all the rights and obligations of a whole Share of that Series or class, including rights with respect to voting, receipt of dividends and
--
distributions, redemption of Shares and termination of the Trust.

  ((g))(h) Exchange Privilege. The Trustees shall have the authority to provide
       ---
that the holders of Shares of any Series or class shall have the right to
                                         --------
exchange said Shares for Shares of one or more other Series or classes of
                                                            -----------
Shares in accordance with such requirements and procedures as may be established by the Trustees.

  ((h))(i) Combination of Series or Classes. The Trustees shall have the
       ---                       ----------
authority, without the approval of the Shareholders of any Series or class
                                                                  ---------
unless otherwise required by applicable law, to combine the assets and liabilities belonging to any two or more Series or attributable to any class
                                                -----------------------------
into assets and liabilities belonging to a single (series or) Series or
                                                             -----------
attributable to a single class.
------------------------

  ((i))(j) Elimination of Series or Class. At any time that there are no Shares
       ---                       ---------
outstanding of any particular Series previously established and designated, the Trustees may amend this Declaration of Trust to abolish that Series and to rescind the establishment and designation thereof, such amendment to be effected in the manner provided in Section 5 of this Article (III). III for the
                                                                   ------------
establishment and designation of Series. At any time that there are no Shares
------------------------------------------------------------------------------
outstanding of any particular class previously established and designated of a
------------------------------------------------------------------------------
Multi-Series Class, the Trustees may abolish that class and rescind the
------------------------------------------------------------------------
establishment and designation thereof, either by amending this Declaration of
-----------------------------------------------------------------------------
Trust in the manner provided in Section 5 of this Article III for the
---------------------------------------------------------------------
establishment and designation of classes (if such class was established and
---------------------------------------------------------------------------
designated by an amendment to this Declaration of Trust), or by vote or
------------------------------------------------------------------------
written consent of a majority of the then Trustees (if such class was
----------------------------------------------------------------------
established and designated by Trustee vote or written consent).
---------------------------------------------------------------

  Section 7. Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular Series or class and not because of his or her acts or omissions or for some
       ---------
other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series (or attributable to the class) of
                                            ------------------------------
which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

  Section 8. No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

  Section 9. Derivative Claims. No Shareholder shall have the right to bring
  --------------------------------------------------------------------------
or maintain any court action, proceeding or claim on behalf of the Trust or
----------------------------------------------------------------------------
any Series without first making demand on the Trustees requesting the Trustees
------------------------------------------------------------------------------
to bring or maintain such action, proceeding or claim. Such demand shall be
---------------------------------------------------------------------------
excused only when the plaintiff makes a specific showing that irreparable
-------------------------------------------------------------------------
injury to the Trust or Series would otherwise result. Such demand shall be
--------------------------------------------------------------------------
mailed to the Secretary of the Trust at the Trust's principal office and shall
------------------------------------------------------------------------------
set forth in reasonable detail the nature of the proposed court action,
-----------------------------------------------------------------------
proceeding or claim and the essential facts relied upon by the Shareholder to
-----------------------------------------------------------------------------
support the allegations made in the demand. The Trustees shall consider such
-----------------------------------------------------------------------------
demand within 45 days of its receipt by the Trust. In their sole discretion,
----------------------------------------------------------------------------
the Trustees may submit the matter to a vote of Shareholders of the Trust or
----------------------------------------------------------------------------
Series, as appropriate. Any decision by the Trustees to bring, maintain or
---------------------------------------------------------------------------
settle (or not to bring, maintain or settle) such court action, proceeding or
------------------------------------------------------------------------------
claim, or to submit the matter to a vote of Shareholders, shall be made by the
------------------------------------------------------------------------------
Trustees in
------------
their business judgment and shall be binding upon the Shareholders. Any
------------------------------------------------------------------------
decision by the Trustees to bring or maintain a court action, proceeding or
---------------------------------------------------------------------------
suit on behalf of the Trust or a Series shall be subject to the right of the
-----------------------------------------------------------------------------
Shareholders under Article V, Section 1 hereof to vote on whether or not such
-----------------------------------------------------------------------------
court action, proceeding or suit should or should not be brought or
-------------------------------------------------------------------
maintained.
-----------

                                  ARTICLE IV

                                 The Trustees

  Section 1. Election and Tenure. The (initial Trustee shall be John Ex Rodgers) Trustees shall be Messrs. John J. Arena, Edward A. Benjamin, John W. Flynn and
------------------------------------------------------------------------------
John T. Ludes and Mses. Mary Ann Brown, Anne M. Goggin, Nancy Hawthorne and
---------------------------------------------------------------------------
Dale Rogers Marshall. The Trustees may fix the number of Trustees, fill
---------------------
vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies,
                                                                ------
resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no
Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or
                                          ------
any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose, and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act.

  Section 2. Effect of Death, Resignation, etc. of a Trustee. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

  Section 3. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may adopt By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; (they may fill vacancies in or remove from)

(their number (including any vacancies created by an increase in the number of Trustees); they may remove from their number with or without cause;) they may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a shareholder servicing agent, or both, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

  Without limiting the foregoing, the Trustees shall have power and authority:

  (a) To invest and reinvest cash, and to hold cash uninvested;

  (b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

  (c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

  (d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

  (e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

  (f) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

  (g) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

  (h) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

  (i) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

  (j) To borrow funds or other property;

  (k) To endorse or guarantee the payment of any notes or other obligations of any person; and to make contracts of guaranty or suretyship, or otherwise assume liability for payment (thereof) of such notes or other obligations;
                                       ------------------------------------

  (l) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the
                                                                       ------
Trust, including, without limitation, insurance policies insuring the assets
-----
of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability; and

  (m) To pay pensions as deemed appropriate by the Trustees and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

  The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

  Section 4. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, administrators, investment
                                             ---------------
(adviser or manager) advisers or managers, principal underwriter, auditor,
                     --------------------
counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors, and such other expenses and charges, as the Trustees may deem necessary or proper to incur.

  Section 5. Payment of Expenses by Shareholders. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or class, to pay directly, in advance or
                                     --------
arrears, for charges of the Trust's custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

  Section 6. Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.

  Section 7. Advisory, Management and Distribution Contracts. Subject to such requirements and restrictions as may be set forth in the By-Laws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services for the Trust or for any Series or class
                                                                    --------
with New England (Mutual Life Insurance Company, Back Bay Advisors,) Investment
                                                                     ----------
Management, Inc.(, Loomis, Sayles & Company, Incorporated) or any other
----------
corporation, trust, association or other organization ((the)(a "Manager"); and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for (the) a Manager to determine from
                                                  --
time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments. The Trustees may also, at any time and from time to time, contract with New England Securities Corporation, any Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the By-Laws; and any such contract may contain such other terms as the Trustees may determine.

  The fact that:

    (i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter, distributor or affiliate or agent of or for any corporation, trust, association or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

    (ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

                                   ARTICLE V

                   Shareholders' Voting Powers and Meetings

  Section 1. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article VIII, Section 8, (iii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, (iv) with respect to the termination of the Trust or any Series or class to the extent and as provided in Article VIII, Section 4, (v) to
--------
remove Trustees from office to the extent and as provided in Article V,
Section 7 and (vi) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole (Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share) share (or fractional share) outstanding on
                                   ------------------------------------------
the record date established in accordance with the By-Laws shall be entitled
----------------------------------------------------------
to a (proportionate fractional vote) number of votes on any matter on which it
                                     -----------------------------------------
is entitled to vote equal
-------------------------
to the net asset value of the share (or fractional share) in United States
--------------------------------------------------------------------------
dollars determined at the close of business on the record date (for example, a
------------------------------------------------------------------------------
share having a net asset value of $10.50 would be entitled to 10.5 votes).
--------------------------------------------------------------------------
There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At any time when no Shares of a Series or class are outstanding
                                                   --------
the Trustees may exercise all rights of Shareholders of that Series or class with respect to matters affecting that Series or class and may with respect to
                                              --------
that Series or class take any action required by law, this Declaration of
            --------
Trust or the By-Laws to be taken by the Shareholders thereof.
                                                     -------

  Section 2. Voting Power and Meetings. Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in
Article IV, Section 1 and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the By-Laws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees. (Written notice) Notice of any meeting of Shareholders (shall be
                               ------
given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid,) stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each
             ----------------------------------------------------
Shareholder by mailing such notice, postage prepaid, at least seven days
            -------------------------------------------------------------
before such meeting, at the Shareholder's address as it appears on the records
--------------------
of the Trust, or by facsimile or other electronic transmission, at least seven
            ------------------------------------------------------------------
days before such meeting, to the telephone or facsimile number or e-mail or
---------------------------------------------------------------------------
other electronic address most recently furnished to the Trust (or its agent)
----------------------------------------------------------------------------
by the Shareholder. Whenever notice of a meeting is required to be given to a
-------------------
Shareholder under this Declaration of Trust or the By-Laws, a written waiver thereof, executed before or after the meeting by such Shareholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

  Section 3. Quorum and Required Vote. Except when a larger quorum is required by law, by the By-Laws or by this Declaration of Trust, 40% of the Shares entitled to vote shall constitute a quorum at a Shareholders' meeting. When any one or more Series or classes is to vote as a single class separate from
                       -----------
any other Shares which are to vote on the same matters as a separate class or classes, 40% of the Shares of each such class entitled to vote shall constitute a quorum at a Shareholders' meeting of that class. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. When a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by law. If any question on which the Shareholders are entitled to vote would adversely affect the rights of any Series or class of Shares, the vote of a majority (or such larger vote as is required as aforesaid) of the Shares of such Series or class which are entitled to vote, voting separately, shall also be required to decide such question.

  Section 4. Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the By-
Laws) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Series or class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

  Section 5. Record Dates. For the purpose of determining the Shareholders of any Series or class who are entitled to vote or act at any meeting or any
           --------
adjournment thereof, the Trustees may from time to time fix a time, which shall be not more than 90 days before the date of any meeting of Shareholders, as the record date for determining the Shareholders of such Series or class
                                                                   --------
having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of Shares on the books of the Trust after the record date. For the purpose of determining the Shareholders of any Series or class who are entitled to receive payment of any
                           --------
dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be on or before the date for the payment of such dividend
                       -----
or such other payment, as the record date for determining the Shareholders of such Series or class having the right to receive such dividend or
            ---------
distribution. Without fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more Series or classes for all or any part of the period prior (between a record
       ----------
date and) to a meeting of Shareholders or the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series or classes.
                                                    -----------

  Section 6. Additional Provisions. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

  Section 7. Removal of Trustees. No natural person shall serve as Trustee after the holders of record of not less than two-thirds of the outstanding Shares have declared that such Trustee be removed from that office either by declaration in writing filed with the Trust's custodian or by votes cast in person or by proxy at a meeting called for the purpose. The Trustees shall promptly call a meeting of Shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing so to do by the record holders of not less than 10(%) per centum of the outstanding Shares.
                                      ----------

  Whenever ten or more Shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate Shares having a net asset value of at least 1(%) per centum of the outstanding
                                                 ----------
Shares, shall apply to the Trustees in writing, stating that they wish to
      -
communicate with other Shareholders with a view to obtaining signatures to a request for a meeting pursuant to this Section and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (a) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust; or (b) inform such applicants as to the approximate number of (shareholders) Shareholders of
                                                          ------------
record, and the approximate cost of (mailing) transmitting to them the proposed
                                              ------------
communication and form of request. If the Trustees elect to follow the course specified in clause (b), the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be (mailed) transmitted
                                                                   -----------
and of the reasonable expenses of (mailing) transmittal, shall, with reasonable
                                            -----------
promptness, (mail) transmit such material to all (shareholders) Shareholders of
                   --------                                     ------------
record at their addresses as recorded on the books of the Trust (or at the
                                                                ----------
telephone or facsimile number or e-mail or other electronic address most
------------------------------------------------------------------------
recently furnished to the Trust (or its agent) by the Shareholder), unless
-------------------------------------------------------------------
within five business days after such tender the Trustees shall (mail) transmit
                                                                      --------
to such applicants and file with the Commission, together with a copy of the material proposed to be (mailed) transmitted, a written statement signed by at
                                 ------------
least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. If the Commission shall enter an order refusing to sustain any of the objections specified in the written statement so filed, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall (mail) transmit copies of such material to all Shareholders with reasonable
--------
promptness after the entry of such order and the renewal of such tender.

                                  ARTICLE VI

          Net Income, Distributions, and Redemptions and Repurchases

  Section 1. Distributions of Net Income. The Trustees shall each year, or more frequently if they so determine in their sole discretion, distribute to the Shareholders of each Series, in Shares of that Series, cash or otherwise, an amount approximately equal to the net income attributable to the assets belonging to such Series and may from time to time distribute to the Shareholders of each Series, in Shares of that Series, cash or otherwise, such additional amounts, but only from the assets belonging to such Series, as they may authorize. (All) Except as otherwise permitted by paragraph (c) of Section 6
                     -----------------------------------------------------------
of Article III in the case of Multi-Class Series, all dividends and
-----------------------------------------------------
distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders and recorded on the books of the Trust at the date and time of record established for the payment of such dividend or (distribution) distributions.
               -------------

  The manner of determining net income, income, asset values, capital gains, expenses, liabilities and reserves of any Series or class may from time to
                                                 --------
time be altered as necessary or desirable in the judgment of the Trustees to conform such manner of determination to any other method prescribed or permitted by applicable law. Net income shall be determined by the Trustees or by such person as they may authorize at the times and in the manner provided in the By-Laws. Determinations of net income of any Series or class and
                                                           --------
determinations of income, asset value, capital gains, expenses and liabilities made by the Trustees, or by such person as they may authorize, in good faith, shall be binding on all parties concerned. The foregoing sentence shall not be construed to protect any Trustee, officer or agent of the Trust against any liability to the Trust or its security holders to which he or she would
                                                           ------
otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

  If, for any reason, the net income of any Series or class determined at any
                                                   --------
time is a negative amount, the pro rata share of such negative amount allocable to each Shareholder of such Series or class shall constitute a
                                             --------
liability of such Shareholder to that Series or class which shall be paid out
                                             --------
of such Shareholder's account at such times and in such manner as the Trustees may from time to time determine (x) out of the accrued dividend account of such Shareholder, (y) by reducing the number of Shares of that Series or class
                                                                      --------
in the account of such Shareholder or (z) otherwise.

  Section 2. Redemptions and Repurchases. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as determined in accordance with the By-Laws, next determined. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this
Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Commission during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it
--------------
impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets belonging to such Series or attributable to any class thereof or during any other period
      -------------------------------------
permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

  The redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series the Shares of which are being redeemed. In making any such payment wholly or partly in kind, the Trust shall, so far as may be practicable, deliver assets which approximate the diversification of all of the assets belonging at the time to the Series the Shares of which are being redeemed. Subject to the foregoing, the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other person in transferring securities selected for delivery as all or part of any payment in kind.

  Section 3. Redemptions at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof as described in Section 1 of this Article VI: (i) if at such time such Shareholder owns Shares of any Series or class having an
                                                        --------
aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) to the extent that such Shareholder owns Shares equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding Shares of the Trust or of any Series or class.
                                                        ---------

                                  ARTICLE VII

             Compensation and Limitation of Liability of Trustees

  Section 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

  Section 2. Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith,
------
gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
       ------

  Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such
                        ------
Trustees or Trustee shall not be personally liable thereon.

                                 ARTICLE VIII

                                 Miscellaneous

  Section 1. Trustees, Shareholders, etc. Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against the Trust or any Series or class shall look only to the assets of the Trust, or,
                    --------
to the extent that the liability of the Trust may have been expressly limited by contract to the assets of a particular Series or attributable to a
                                                 --------------------
particular class, only to the assets belonging to the relevant Series or
-----------------                                                     --
attributable to the relevant class, for payment under such credit, contract or
----------------------------------
claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

  Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees, by any officer or officers (or
                                                      ----------
officer) or otherwise shall give notice that this Declaration of Trust is on file with the Secretary of (State of The) the Commonwealth of Massachusetts and
                                          ---
shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers (or officer) or
                                        ----------
otherwise and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the Series or attributable to the class for the benefit of which the Trustees have caused the note, bond, contract, instrument, certificate or undertaking to be made or issued, and may contain such further recital as he or she or they may deem appropriate, but the
                              ------
omission of any such recital shall not operate to bind any Trustee or Trustees or officer or officers (or officer) or Shareholders or any other person
   ----------
individually.

  Section 2. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her
                                                                       ------
own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

  Section 3. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

  Section 4. Termination of Trust (or,) Series or Class. Unless terminated as
                                               --------
provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 66 2/3% of the Shares of each Series entitled to vote and voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series or class may be
                                                           --------
terminated at any time by vote of at least 66 2/3% of the Shares of that Series or class, or by the Trustees by written notice to the Shareholders of
       --------
that Series or class.
            --------

  Upon termination of the Trust (or any Series or class, as the case may be),
                                               --------
after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each Series (or the applicable Series or
                                                                           --
attributable to the particular class, as the case may be), whether due or
------------------------------------
accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each Series (or the applicable Series or attributable to the particular class, as the case may
                  ---------------------------------------
be), to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds belonging to each Series (or the applicable Series or attributable to the particular class, as the case may
                      ---------------------------------------
be), to the Shareholders of that Series(, as a Series) (or class, as the case
                                                       ----------------------
may be), as a Series (or class, as the case may be), ratably according to the
----------------------------------------------------
number of Shares of that Series (or class, as the case may be) held by the
                                ------------------------------
several Shareholders on the date of termination.

  Section 5. Merger and Consolidation. The Trustees may cause the Trust to be merged into or consolidated with another trust or company or its shares exchanged under or pursuant to any state or federal statute, if any, or otherwise to the extent permitted by law, if such merger or consolidation or share exchange has been authorized by vote of a majority of the outstanding Shares; provided that in all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation.

  Section 6. Filing of Copies, Reference, Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of State of The Commonwealth of Massachusetts and with any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or to control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

  Section 7. Applicable Law. This Declaration of Trust is made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

  Section 8. Amendments. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by vote of a majority of the Shares entitled to vote with
                                                                         ----
respect to such amendment, except that amendments described in Article III,
-------------------------
Section 5 or Article III, Section 6 hereof or having the purpose of changing
          -------------------------
the name of the Trust or of any Series or class of Shares or of supplying any
                      -----------------------------------
omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

  Section 9. Addresses. The address of the Trust is 501 Boylston Street,
  ----------------------------------------------------------------------
Boston, Massachusetts 02116. The address of the Trustees is c/o New England
---------------------------------------------------------------------------
Financial, 501 Boylston Street, Boston, Massachusetts 02116.
------------------------------------------------------------

  IN WITNESS WHEREOF, (all of the Trustees as foresaid do hereto set their
hands this   day of December, 1986.) the undersigned has hereunto set their
                                     ---------------------------------------
hands and seal for themselves and for their successors and assigns this [   ]
-----------------------------------------------------------------------------
day of [   ], 2000.
-------------------

__________________________________           __________________________________
(John Ex Rodgers) John J. Arena              Edward A. Benjamin
                  --------------             ------------------
Trustee                                      Trustee
-------                                      -------

__________________________________           __________________________________
Mary Ann Brown                               John W. Flynn
---------------                              -------------
Trustee                                      Trustee
-------                                      -------

__________________________________           __________________________________
Anne M. Goggin                               Nancy Hawthorne
--------------                               ---------------
Trustee                                      Trustee
-------                                      -------

__________________________________           __________________________________
John T. Ludes                                Dale Rogers Marshall
-------------                                --------------------
Trustee                                      Trustee
-------                                      -------

                        (COMMONWEALTH OF MASSACHUSETTS)

                                                             (COUNTY OF SUFFOLK)
                                                             -------------------

 (Then personally appeared before me [the Initial Trustee], who acknowledged the foregoing instrument to be his free act and deed.)

(December 16, 1986)

                                             ----------------------------------
                                            (Notary Public
                                             My Commission Expires:)

                                     NOTES

                                     NOTES

                                     NOTES

                                     NOTES

                            VOTING INSTRUCTION FORM

THIS VOTING INSTRUCTION FORM IS SOLICITED BY NEW ENGLAND LIFE INSURANCE COMPANY AND THE BOARD OF TRUSTEES OF NEW ENGLAND ZENITH FUND.

The undersigned hereby instructs New England Life Insurance Company ("New England Financial") that all shares of the Back Bay Advisors Money Market Series (the "Money Market Series"), the Back Bay Advisors Bond Income Series (the "Bond Income Series"), the Salomon Brothers Strategic Bond Opportunities Series, the Salomon Brothers U.S. Government Series, the Back Bay Advisors Managed Series (the "Managed Series"), the Balanced Series, the Alger Equity Growth Series, the Capital Growth Series, the Davis Venture Value Series (the "Venture Value Series"), the Harris Oakmark Mid Cap Value Series (the "Midcap Value Series"), the Loomis Sayles Small Cap Series (the "Small Cap Series"), the MFS Investors Series, the MFS Research Managers Series, the Westpeak Growth and Income Series (the "Growth and Income Series"), the Westpeak Stock Index Series (the "Stock Index Series") and the Morgan Stanley International Magnum Equity Series (each, a "Series" and, collectively, the "Series") of New England Zenith Fund (the "Trust") deemed attributable to the undersigned's variable life insurance policies or variable annuity contracts be voted at the Special Meeting of Shareholders of the Trust on October 30, 2000 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said Notice as set forth on the reverse side hereof.

New England Financial is authorized to vote in its discretion on any other matters which may properly come before the meeting.

            YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE.

                            PLEASE SEE REVERSE SIDE.

                              FOLD AND DETACH HERE

   THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS BELOW.
                                           ---
     IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THE PROXY SHALL BE VOTED
                              FOR THAT PROPOSAL.
                              ---

[ ] To vote FOR all Proposals, mark this box and sign, date and return this Voting Instruction Form. (NO ADDITIONAL VOTE IS NECESSARY.)

   -------------------------------------------------------------------------
          If you wish to vote by Telephone/Internet see instructions.
    CALL ** TOLL FREE ** ON A TOUCH-TONE TELEPHONE 1-888-776-5660 - ANYTIME
                   There is NO CHARGE to you for this call.
   -------------------------------------------------------------------------

   NOTE: Please sign exactly as your name appears on this Voting Instruction Form. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership forms should be signed by an authorized person indicating the person's title.

        Date                                                    , 2000
            ---------------------------------------------------

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------
                    Signature(s), Title(s), (if applicable)
         PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

   --------------------------------------------------------------------------
   --------------------------------------------------------------------------
                                CONTROL NUMBER
                         FOR TELEPHONE/INTERNET VOTING




   --------------------------------------------------------------------------
   --------------------------------------------------------------------------

CAPITAL GROWTH SERIES
---------------------

  1. To approve a new advisory agreement between Capital Growth Management Limited Partnership and the Trust (with respect to the Capital Growth Series).

FOR  AGAINST  ABSTAIN
[_]    [_]      [_]

MONEY MARKET SERIES
-------------------

  2a. To approve a new subadvisory agreement between New England Investment Management, Inc. ("NEIM") and Back Bay Advisors, L.P. ("Back Bay") (with respect to the Money Market Series.)

FOR  AGAINST  ABSTAIN
[_]    [_]      [_]

   --------------------------------------------------------------------------
                         PLEASE FOLD AT LINE TO RETURN

BACK BAY BOND INCOME SERIES
---------------------------

  2b. To approve a new subadvisory agreement between NEIM and Back Bay with respect to Bond Income.

FOR  AGAINST  ABSTAIN
[_]    [_]      [_]

BACK BAY MANAGED SERIES
-----------------------

  2c. To approve a new subadvisory agreement between NEIM and Back Bay with respect to Managed Series.

FOR  AGAINST  ABSTAIN
[_]    [_]      [_]

LOOMIS SAYLES SMALL CAP SERIES
------------------------------

  2d. To approve a new subadvisory agreement between NEIM and Loomis, Sayles & Company, L.P. with respect to the Sayles Small Cap Series.

FOR  AGAINST  ABSTAIN
[_]    [_]      [_]

HARRIS OAKMARK MID CAP VALUE SERIES
-----------------------------------

  2e. To approve a new subadvisory agreement between NEIM and Harris Associates L.P. with respect to the Mid Cap Value Series.

FOR  AGAINST  ABSTAIN
[_]    [_]      [_]

WESTPEAK GROWTH AND INCOME SERIES
---------------------------------

  2f. To approve a new subadvisory agreement between NEIM and Westpeak Investment Advisors, L.P. with respect to Growth and Income Series.

FOR  AGAINST  ABSTAIN
[_]    [_]      [_]

WESTPEAK STOCK INDEX SERIES
---------------------------

  2g. To approve a new subadvisory agreement between NEIM and Westpeak Investment Advisors, L.P. with respect to Stock Index Series.

FOR  AGAINST  ABSTAIN
[_]    [_]      [_]

DAVIS VENTURE VALUE SERIES
--------------------------

  2h. To approve a new subadvisory agreement between NEIM, Davis Selected Advisers, L.P. and Davis Selected Advisers - NY, Inc. with respect to the Venture Value Series.

FOR  AGAINST  ABSTAIN
[_]    [_]      [_]

ALL SERIES VOTING TOGETHER
--------------------------
  3. With respect to all Series, to elect a Board of Trustees.

  Trustees: 01 John J. Arena, 02 Edward A. Benjamin, 03 Mary Ann Brown, 04 John
W. Flynn, 05 Anne M. Goggin, 06 Nancy Hawthorne, 07 John T. Ludes and 08 Dale R. Marshall.

             FOR ALL               WITHHOLD
        (except as noted)           FOR ALL
               [_]                    [_]

  Instruction: To withhold authority to vote for any individual trustee, strike a line through the trustee's name in the list above.

EACH SERIES
-----------
  4. To amend and restate the Agreement and Declaration of Trust of the Trust.

FOR  AGAINST  ABSTAIN
[_]    [_]      [_]

                            VOTING INSTRUCTION FORM

THIS VOTING INSTRUCTION FORM IS SOLICITED BY GENERAL AMERICAN LIFE INSURANCE COMPANY AND THE BOARD OF TRUSTEES OF NEW ENGLAND ZENITH FUND.

The undersigned hereby instructs General American Life Insurance Company ("General American") that all shares of the Alger Equity Growth Series (a "Series") of New England Zenith Fund (the "Trust") deemed attributable to the undersigned's variable life insurance policies be voted at the Special Meeting of Shareholders of the Trust on October 30, 2000 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said Notice as set forth on the reverse side hereof.

General American is authorized to vote in its discretion on any other matters which may properly come before the meeting.

            YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE.

                            PLEASE SEE REVERSE SIDE.



                              FOLD AND DETACH HERE

-------------------------------------------------------------------------------

    THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE PROPOSAL BELOW.
                                            ---
      IF NO SPECIFICATION IS MADE FOR APPROVAL, THE PROXYS SHALL BE VOTED
                          FOR          THAT PROPOSAL.
                              --------

          Please mark your vote as indicated in this example.  [X]


[ ] To vote FOR all Proposals, mark this box and sign, date and return this Voting Instruction Form. (NO ADDITIONAL VOTE IS NECESSARY.)

ALL SERIES VOTING TOGETHER
--------------------------
  1. With respect to all Series, to elect a Board of Trustees (see Item 3 in Proxy Statement).

     FOR ALL        WITHHOLD
(except as noted)    FOR ALL
       [_]            [_]

  Trustees: 01 John J. Arena, 02 Edward A. Benjamin, 03 Mary Ann Brown, 04 John
W. Flynn, 05 Anne M. Goggin, 06 Nancy Hawthorne, 07 John T. Ludes and 08 Dale Rogers Marshall.

  Instruction: Town withold authority to vote for any individual Trustee, strike a line through the Trustee's name in the list above.

EACH SERIES
-----------
  2. To amend and restate the Agreement and Declaration of Trust of the Trust (see Item 4 in Proxy Statement).

FOR  AGAINST  ABSTAIN
[_]    [_]      [_]

  NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.

  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

  Date                                                                  , 2000
      ------------------------------------------------------------------

  ----------------------------------------------------------------------------
                    Signature(s), Title(s), (if applicable)

                   PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                              ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

           --------------------------------------------------------
                               VOTE BY TELEPHONE
                         QUICK *** EASY *** IMMEDIATE
           --------------------------------------------------------

  Your telephone vote authorizes the insurance company to vote your shares in the same manner as if you marked, signed and returned your proxy card.

  VOTE BY PHONE:  You will be asked to enter a Control Number located in the box in the lower right of this form.

  OPTION A:       To vote as the Board of Trustees recommends ALL
                  proposals:  Press 1.

  OPTION B:       If you choose to vote differently press 0. You will hear
                  these instructions:

                  Item 1: To vote FOR ALL nominees, press 1; To WITHHOLD FOR ALL nominees, press 9; to WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

                  Item 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.


              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.


              IF YOU VOTE BY PHONE - DO NOT MAIL THE PROXY CARD.
                                     ------

                             THANK YOU FOR VOTING.


                Call ** Toll Free ** On a Touch Tone Telephone
                            1-888-698-8087-ANYTIME
                   There is NO CHARGE to you for this call.


                                             -----------------------------------
                                             -----------------------------------


                                             -----------------------------------
                                             -----------------------------------
                                                        CONTROL NUMBER
                                                     for Telephone Voting

                            VOTING INSTRUCTION FORM

THIS VOTING INSTRUCTION FORM IS SOLICITED BY METROPOLITAN LIFE INSURANCE COMPANY AND THE BOARD OF TRUSTEES OF NEW ENGLAND ZENITH FUND.

The undersigned hereby instructs Metropolitan Life Insurance Company ("MetLife") that all shares of the Davis Venture Value Series (the "Venture Value Series") and the Loomis Sayles Small Cap Series (the "Small Cap Series") (each, a "Series" and, collectively, the "Series") of New England Zenith Fund (the "Trust") deemed attributable to the undersigned's variable life insurance policies or variable annuity contracts be voted at the Special Meeting of Shareholders of the Trust on October 30, 2000 (the Notice and Proxy Statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said Notice as set forth on the reverse side hereof.

MetLife is authorized to vote in its discretion on any other matters which may properly come before the meeting.

            YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE.

                            PLEASE SEE REVERSE SIDE.

                              FOLD AND DETACH HERE

   THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS BELOW.
                                           ---
IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THE PROXY SHALL BE VOTED FOR THAT
                                                                     ---
                                   PROPOSAL.

Please mark your class indicated in the example [X]

[ ] To vote FOR all Proposals, mark this box and sign, date and return this Voting Instruction Form. (NO ADDITIONAL VOTE IS NECESSARY.)

LOOMIS SAYLES SMALL CAP SERIES
------------------------------
1. To approve a new subadvisory agreement between NEIM and Loomis, Sayles & Company, L.P. with respect to the Small Cap Series (see item 2d in Proxy Statement).

     FOR ALL               WITHHOLD
(except as noted)          FOR ALL
      [_]                    [_]

DAVIS VENTURE VALUE SERIES
--------------------------
2. To approve a new subadvisory agreement between NEIM, Davis Selected Advisers, L.P. and Davis Selected Advisers--NY, Inc. with respect to the Venture Series (see item 2h in Proxy Statement).

ALL SERIES VOTING TOGETHER
--------------------------
3. With respect to all Series, to elect a Board of Trustees (see Item 3 in Proxy Statement).

Trustees: John J. Arena, Edward A. Benjamin, Mary Ann Brown, John W. Flynn, Anne
M. Goggin, Nancy Hawthorne, John T. Ludes and Dale Rogers Marshall.
Instruction: To withhold authority to vote for any individual Manager, strike a line through the Manager's name in the list above.

EACH SERIES
-----------
4. To amend and restate the Agreement and Declaration of Trust of the Trust (see
Item 4 in Proxy Statement).

FOR   AGAINST   ABSTAIN
[_]     [_]       [_]

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate.

Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                 Date __________________________________, 2000

                     _____________________________________
                    Signature(s), Title(s), (if applicable)

         PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

                             FOLD AND DETACH HERE